                                   EXHIBIT 25

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(b)(2)



ONBANK & TRUST CO.
- ----------------------------------------------------------------------------------------------------------------------------------
               (Exact name of trustee as specified in its charter)

NEW YORK                                                                                                15-038555
- ----------------------------------------------------------------------------------------------------------------------------------
(Jurisdiction of incorporation or organization if not a U.S. national bank)                (I.R.S. Employer Identification Number)

101 SOUTH SALINA STREET, SYRACUSE, NEW YORK                                                               13202
- ----------------------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                                  (Zip code)


- ----------------------------------------------------------------------------------------------------------------------------------
            (Name, address and telephone number of agent for service)

TELMARK, INC.
- ----------------------------------------------------------------------------------------------------------------------------------
               (Exact name of obligor as specified in its charter)

NEW YORK                                                                                16-090546
- ----------------------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)                      (I.R.S. Employer Identification No.)

333 BUTTERNUT DRIVE, DEWITT, NEW YORK                                                                     13214
- ----------------------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                                  (Zip code)

SUBORDINATED DEBENTURES ISSUED UNDER INDENTURE DATED AS OF
SEPTEMBER 30, 1993 DUE MARCH 31, 2000 (7.25% PER ANNUM) AND
- ----------------------------------------------------------------------------------------------------------------------------------

DUE MARCH 31, 2003 (7.50% PER ANNUM)
- ----------------------------------------------------------------------------------------------------------------------------------
                                            (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.
  Furnish the following information as to the trustee--
  (a) Name and address of each examining or supervising authority to which it is subject.

            THE TRUSTEE IS SUBJECT TO SUPERVISION AND EXAMINATION BY:

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  452 FIFTH AVENUE
                  NEW YORK, NEW YORK 10008   AND

                  NEW YORK STATE BANKING DEPARTMENT
                  2 RECTOR STREET
                  NEW YORK, NEW YORK 10006

  (b) Whether it is authorized to exercise corporate trust powers.

                  THE TRUSTEE IS AUTHORIZED BY ITS CHARTER TO EXERCISE CORPORATE TRUST POWERS.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.
  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  NOT APPLICABLE


ITEM 3. VOTING SECURITIES OF THE TRUSTEE.
  Furnish the following information as to each class of voting securities of the trustee:
  AS OF AUGUST 1, 1996.

- --------------------------------------------------------------------------------
          Col.A.                                                Col.B.
      Title of Class                                      Amount Outstanding
- --------------------------------------------------------------------------------
   $1.00 PAR VALUE COMMON                                   3,358,000 SHARES

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.
  If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

    (a) Title of the securities outstanding under each such other indenture.

                  NOT APPLICABLE

    (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

                  NOT APPLICABLE


ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH
THE OBLIGOR OR UNDERWRITERS.
  If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                  NONE

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS. Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:
  AS OF AUGUST 1, 1996.

  SO FAR AS IS KNOWN TO THE TRUSTEE, AND BASED UPON INFORMATION SUPPLIED BY THE OBLIGOR, THE AMOUNT OF VOTING SECURITIES OF THE TRUSTEE, OWNED BENEFICIALLY BY THE OBLIGOR AND ITS RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, TAKEN AS A GROUP, DOES NOT EXCEED ONE PERCENT (1%) OF THE OUTSTANDING VOTING SECURITIES OF THE TRUSTEE.

- --------------------------------------------------------------------------------
Col.A               Col.B              Col.C                      Col.D
                                                           Percentage of Voting
                                                          Securities Represented
Name of            Title of          Amount Owned           by Amount Given in
 Owner              Class            Beneficially                 Col.C
- --------------------------------------------------------------------------------

NOT APPLICABLE  NOT APPLICABLE      NOT APPLICABLE           NOT APPLICABLE


ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.
  Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter: AS OF AUGUST 1, 1996.

                  NONE
- --------------------------------------------------------------------------------
Col.A               Col.B              Col.C                      Col.D
                                                           Percentage of Voting
                                                          Securities Represented
Name of            Title of          Amount Owned           by Amount Given in
 Owner              Class            Beneficially                 Col.C
- --------------------------------------------------------------------------------

NOT APPLICABLE  NOT APPLICABLE      NOT APPLICABLE           NOT APPLICABLE

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE. Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:
  AS OF AUGUST 1, 1996. TRUSTEE DID NOT OWN BENEFICIALLY OR HOLD AS COLLATERAL ANY SECURITIES OF OBLIGOR.

- --------------------------------------------------------------------------------
Col.A               Col.B               Col.C                    Col.D

- --------------------------------------------------------------------------------

NOT APPLICABLE  NOT APPLICABLE       NOT APPLICABLE          NOT APPLICABLE



ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE. If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee: AS OF AUGUST 1, 1996.

                  NONE

- --------------------------------------------------------------------------------
Col.A               Col.B               Col.C                    Col.D

- --------------------------------------------------------------------------------

NOT APPLICABLE  NOT APPLICABLE       NOT APPLICABLE          NOT APPLICABLE


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.
  If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:
  AS OF AUGUST 1, 1996, THE TRUSTEE DID NOT OWN MORE THAN ONE PERCENT OF ANY CLASS OF THE VOTING SECURITIES OF AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

- --------------------------------------------------------------------------------
Col.A               Col.B               Col.C                    Col.D


- --------------------------------------------------------------------------------

NOT APPLICABLE  NOT APPLICABLE       NOT APPLICABLE          NOT APPLICABLE


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.
  If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee: AS OF AUGUST 1, 1996. THE TRUSTEE DID NOT OWN MORE THAN ONE PERCENT OF ANY CLASS OF THE VOTING SECURITIES OF A PERSON OBTAINING MORE THAN 50 PERCENT OF THE VOTING SECURITIES OF THE OBLIGOR.

- --------------------------------------------------------------------------------
Col.A                    Col.B                      Col.C                 Col.D


- --------------------------------------------------------------------------------

NOT APPLICABLE        NOT APPLICABLE        NOT APPLICABLE        NOT APPLICABLE


ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.
  Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:
  AS OF AUGUST 1, 1996.

                  NONE

- --------------------------------------------------------------------------------
       Col.A                            Col.B                             Col.C
Nature of Indebtedness             Amount Outstanding                   Data Due
- --------------------------------------------------------------------------------


ITEM 13. DEFAULTS BY THE OBLIGOR.
  (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                  THERE HAS BEEN NO DEFAULT.

  (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                  NOT APPLICABLE

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.
  If any underwriter is an affiliate of the trustee, describe each such affiliation.

                  NOT APPLICABLE

ITEM 15. FOREIGN TRUSTEE.
  Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                  NOT APPLICABLE

ITEM 16. LIST OF EXHIBITS.
  List below all exhibits filed as a part of this statement of eligibility.

  1.  A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW
      IN EFFECT.
  2. A COPY OF THE EXISTING BYLAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.
  3.  A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE
      PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS
      SUPERVISING OR EXMAINING AUTHORITY.

                                    SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, OnBank & Trust Co., a New York Trust Company organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Syracuse, and State of New York, on the ________ day of August 1996.



                                    ONBANK & TRUST CO.



                                    By: /s/ Thomas F. Ferguson
                                        --------------------------------------
                                        Thomas F. Ferguson
                                        Senior Vice President

                        SECRETARY'S CERTIFICATION

        I, David M. Dembowski, Secretary of OnBank & Trust Co., do hereby certify that the attached Organization Certificate of OnBank & Trust Co. is a true and correct copy of the original.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of August, 1996.


                             /s/ David M. Dembowski
                             ------------------------
                                 David M. Dembowski
                                     Secretary


                                     [SEAL]

                            ORGANIZATION CERTIFICATE

                                       OF

                               ONBANK & TRUST CO.

        We, the undersigned, all being of full age, all of us being citizens of the United States and all of us being residents of the State of New York, having associated ourselves together for the purpose of forming a trust company under and pursuant to the Banking Law of the State of New York, do hereby certify that:

                                   ARTICLE I
                                      NAME

        The name by which the Corporation is to be known is OnBank & Trust Co.

                                   ARTICLE II
                                PRINCIPAL OFFICE

        The principal office of the Corporation is to be located at 216-220 South Warren Street, in the City of Syracuse, County of Onondaga.

                                  ARTICLE III
                            AUTHORIZED CAPITAL STOCK

        The total amount of the Corporation's capital stock is to be twenty million dollars ($20,000,000) and the total number of shares into which such capital stock is to be divided is 20,000,000 shares with a par value of $1.00 each ("Capital Stock").

                                   ARTICLE IV
                        CLASSIFICATION OF CAPITAL STOCK

        SECTION 1. CLASSIFICATION OF CAPITAL STOCK. The shares of Capital Stock are to be classified as preferred and common shares, as follows:
10,000,000 shares shall be preferred stock, par value $1.00 per share ("Preferred Stock"), and 10,000,000 shares shall be common stock, par value $1.00 per share ("Common Stock").

        SECTION 2. DESIGNATIONS, POWERS, PREFERENCES, RIGHTS, QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS RELATING TO THE CAPITAL STOCK. The following is a statement of the designations, powers, preferences and rights in respect of the classes of Capital Stock, and the qualifications, limitations or restrictions thereof, and of the authority with respect thereto expressly vested in the Board of Directors of the Corporation (the "Board of Directors"):

        (a) Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, the number of shares and any designation of each series and the powers, preferences and rights of the shares of each series, and the qualifications, limitations or restrictions thereof, to be as stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors, subject to the limitations prescribed by law. The Board of Directors in any such resolution or resolutions is expressly authorized to state for each such series:

                (i) the voting powers, if any, of the holders of shares of such series in addition to any voting rights affirmatively required by law;

                (ii) the rights of stockholders in respect of dividends, including, without limitation, the rate or rates per annum and the time or times at which (or the formula or other method pursuant to which such rates and such time or times may be determined) and conditions upon which the holders of stock of such series shall be entitled to receive dividends and other distributions, and whether any such dividends shall be cumulative or non-cumulative and, if cumulative, the terms upon which such dividends shall be cumulative;

                (iii) whether the stock of each such series shall be redeemable by the Corporation at the option of the Corporation or the holder thereof, and, if redeemable, the terms and conditions upon which the stock of such series may be redeemed;

                (iv) the amount payable and the rights or preferences to which the holders of the shares of stock of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                (v) the terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

                (vi) any other designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, insofar as they are not inconsistent with the provisions of this Organization Certificate and to the full extent now or hereafter permitted by the laws of the State of New York.

        All shares of the Preferred Stock of any one series shall be identical to each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.

        Subject to any limitations or restrictions stated in the resolution or resolutions of the Board of Directors originally fixing the number of shares constituting a series, the Board of Directors may by resolution or resolutions likewise adopted increase (but not above the total number of authorized shares of that class) or decrease (but not below the number of shares of the series then outstanding) the number of shares of the series subsequent to the issue of shares of that series; and in case the number of shares of any series shall be so decreased, the shares constituting the decrease shall resume that status that they had prior to the adoption of the resolution originally fixing the number of shares constituting such series.

        (b) Common Stock. All shares of Common Stock shall be identical to each other in every respect. The shares of Common Stock shall entitle the holders thereof to one vote for each share on all matters upon which stockholders have the right to vote. The holders of Common Stock shall not be permitted to cumulate their votes for the election of directors.

        Subject to the preferences, privileges and powers with respect to each class of Capital Stock of the Corporation having any priority over the Common Stock, and the qualifications, limitations, or restrictions thereof, the holders of the Common Stock shall have and possess all rights pertaining to the Capital Stock.

        No holder of shares of Common Stock shall be entitled as such, as a matter of preemptive right, to subscribe for, purchase or otherwise acquire any part of any new or additional issue of stock of any class or series whatsoever of the Corporation, or of securities convertible into shares of any class or series whatsoever of the Corporation, or of any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares or securities, whether now or hereafter authorized or whether issued for cash or other consideration or by way of dividend.

        Section 3. RESERVATION OF SHARES. No shares of Common Stock are to be reserved for issuance in exchange for shares of Preferred Stock or otherwise to replace any Capital Stock represented by shares of Preferred Stock.


                                   ARTICLE V
                                 INCORPORATORS

        The name and place of residence of each incorporator of the Corporation, each of whom is a United States citizen and a citizen of the State of New York, are set forth below. None of the incorporators has subscribed for any shares of the Capital Stock of the Corporation.

Name                    Residence
- ----                    ---------

William F. Allyn        50 State Street, Skaneateles, NY 13152
Robert J. Bennett       8407 Pewter Lane, Manlius, NY 13104
Glenn A. Brodock        RD #1, Ava, NY 13303
Russell C. Carlson      41 Lynacres Boulevard, Fayetteville, NY 13066
William J. Donlon       4824 Cavalry Green Drive, Manlius, NY 13104

Russell A. King                 Red Pine Road, Manlius, NY 13104
Henry G. Lavarnway, Jr.         2604 Carolwood Lane, Phoenix, NY 13135
John D. Marsellus               5020 Bridle Path Road, Fayetteville, NY 13066
J. Kemper Matt                  5 Meadow Drive, Fayetteville, NY 13066
Peter J. Meier                  4633 East Lake Road, Cazenovia, NY 13035
Peter L. Meyers                 4922 Manor Hill Drive, Syracuse, NY 13215
Dr. Patti McGill Peterson       54 East Main Street, Canton, NY 13617
T. David Stapleton, Jr.         100 Teller Avenue, Auburn, NY 13021
John L. Vensel                  5080 Pine Valley Drive, Fayetteville, NY 13066
Joseph N. Walsh, Jr.            51 Quarry Lane, Bedford, NY 10506
Dr. Henry P. Williams           303 Hurlburt Road, Syracuse, NY 13224


                                   ARTICLE VI
                               TERM OF EXISTENCE

        The term of existence of the Corporation is to be perpetual.


                                  ARTICLE VII
                              NUMBER OF DIRECTORS

        The number of directors of the Corporation shall not be less than seven
(7) nor more than thirty (30). Within such limitations, the number of directors shall be determined from time to time by resolution of the Board of Directors. Unless and to the extent that the By-laws so provide, the election of directors need not be by written ballot.


                                  ARTICLE VIII
                           INITIAL BOARD OF DIRECTORS

        The names of the incorporators who shall be the directors of the Corporation until the first annual meeting of stockholders are as follows:

                William F. Allyn
                Robert J. Bennett
                Glenn A. Brodock
                Russell C. Carlson
                William J. Donlon
                Russell A. King
                Henry G. Lavarnway, Jr.
                John D. Marsellus
                J. Kemper Matt
                Peter J. Meier
                Peter L. Meyers
                Dr. Patti McGill Peterson

                T. David Stapleton, Jr.
                John L. Vensel
                Joseph N. Walsh, Jr.
                Dr. Henry P. Williams


                                   ARTICLE IX
                                FIDUCIARY POWERS

        The Corporation shall possess, and shall have authority to exercise, all of the fiduciary and other powers conferred upon trust companies by Section 100 of the New York Banking Law.


                                   ARTICLE X
                                   AMENDMENTS

        Section 1. Amendments of Organization Certificate. The Corporation reserves the right to amend this Organization Certificate from time to time in any and as many respects as may be desired and as may be lawfully contained in an original organization certificate filed at the time of making such amendment.

        Section 2. Amendments of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter, amend, rescind or repeal from time to time any of the By-laws of the Corporation in accordance with the terms thereof; provided, however, that any By-law made by the Board may be altered, amended, rescinded, or repealed by the holders of shares of Capital Stock entitled to vote thereon at any annual meeting or at any special meeting called for that purpose.

        IN WITNESS WHEREOF, we have made, signed and acknowledged this certificate in duplicate, as of this 27th day of July, 1992.



/s/ Robert J. Bennett                   /s/ J. Kemper Matt
- ------------------------------------    ------------------------------------
Robert J. Bennett                       J. Kemper Matt


/s/ William F. Allyn                    /s/ Peter J. Meier
- ------------------------------------    ------------------------------------
William F. Allyn                        Peter J. Meier


/s/ Glenn A. Brodock                    /s/ Peter L. Meyers
- ------------------------------------    ------------------------------------
Glenn A. Brodock                        Peter L. Meyers


/s/ Russell C. Carlson                  /s/ Dr. Patti McGill Peterson
- ------------------------------------    ------------------------------------
Russell C. Carlson                      Dr. Patti McGill Peterson


/s/ William J. Donlon                   /s/ T. David Stapleton, Jr.
- ------------------------------------    ------------------------------------
William J. Donlon                       T. David Stapleton, Jr.


/s/ Russell A. King                     /s/ John L. Vensel
- ------------------------------------    ------------------------------------
Russell A. King                         John L. Vensel


/s/ Henry G. Lavarnway, Jr.             /s/ Joseph N. Walsh, Jr.
- ------------------------------------    ------------------------------------
Henry G. Lavarnway, Jr.                 Joseph N. Walsh, Jr.


/s/ John D. Marsellus                   /s/ Dr. Henry P. Williams
- ------------------------------------    ------------------------------------
John D. Marsellus                       Dr. Henry P. Williams

STATE OF NEW YORK               )
                                        ss.:
COUNTY OF ONONDAGA              )

        On this 27th day of July, 1992, before me personally appeared each of ROBERT J. BENNETT, WILLIAM F. ALLYN, GLENN A. BRODOCK, RUSSELL C. CARLSON, WILLIAM J. DONLON, RUSSELL A. KING, HENRY G. LAVARNWAY, JR., JOHN D. MARSELLUS, PETER J. MEIER, DR. PATTI MC GILL PETERSON, T. DAVID STAPLETON, JR., JOHN L. VENSEL, JOSEPH N. WALSH, JR. AND DR. HENRY P. WILLIAMS, to me known to be the individuals described in and who executed the foregoing certificate, and each of them duly acknowledged to me that he has read the foregoing certificate and is familiar with the contents thereof and has executed the same.

/s/ Marion Ellen Fay (Cook)
- -----------------------------
Notary Public

                        MARION ELLEN FAY (COOK)
                 Notary Public in the State of New York
                Qualified in Onondaga County No. 4579047
                 My Commission Expires January 31, 1993
[Seal]

STATE OF NEW YORK       )
                            ss.:
COUNTY OF ONONDAGA      )



        On this 27th day of July, 1992, before me personally appeared each of
J. KEMPER MATT AND PETER L. MEYERS, to me known to be the individuals described in and who executed the foregoing certificate, and each of them duly acknowledged to me that he has read the foregoing certificate and is familiar with the contents thereof and has executed the same.


/s/ Marion Ellen Fay (Cook)
- ---------------------------
Notary Public


                                              MARION ELLEN FAY (COOK)
                                       Notary Public in the State of New York
                                      Qualified in Onondaga County No. 6879047
[Seal]                                 My Commission Expires January 31, 1993

                                                                     APPENDIX B


                     ONBANK & TRUST CO. EXECUTIVE OFFICERS

Robert J. Bennett               Chairman of the Board, President & Chief Executive Officer

Peter L. Meyers                 Vice Chairman of the Board

Howard W. Sharp                 Executive Vice President

David M. Dembowski              Executive Vice President Residential Lending & Secretary

Robert J. Berger                Senior Vice President, Treasurer & Chief Financial Officer

William M. Le Beau              Senior Vice President Loan & Asset Review

Thomas F. Ferguson              Senior Vice President & Senior Trust Officer

Kevin M. Considine              Senior Vice President Systems & Operations

Randy J. Wiley                  Vice President Investments & Funds Management

                                                                      APPENDIX C


Branch  Main                                    Branch  Liverpool                             Branch  Skaneateles
        216 S Warren Street                             208 First Street                              32 Fennell Street
        City of Syracuse, NY 13221                      Village of Liverpool, NY 13088                Village of Skaneateles, NY
        County of Onondaga                              County of Onondaga                              13152
                                                                                                      County of Onondaga

Branch  Eastwood                                Branch  Baldwinsville                         Branch  Moravia
        3640 James Street                               34 E Genesee Street                           31-33 Main Street
        City of Syracuse, NY 13206                      Village of Baldwinsville, NY 13027            Village of Moravia, NY 13138
        County of Onondaga                              County of Onondaga                            County of Cayuga

Branch  Western Lights                          Branch  Fairmount Hills                       Branch  Lacona
        4726 Onondaga Blvd                              4131 W Genesee Street                         8330 Harwood Drive
        Town of Onondaga, NY 13219                      Town of Camillus, NY 13219                    Town of Sandy Creek, NY 13083
        County of Onondaga                              County of Onondaga                            County of Oswego

Branch  Regional Market                         Branch  Bayberry (Liverpool)                  Branch  Lansing
        2100 Park Street                                7538 Oswego Road                              1935 E. Shore Drive
        City of Syracuse, NY 13208                      Town of Clay, NY 13090                        Lansing Plaza
        County of Onondaga                              County of Onondaga                            Town of Lansing, NY 14882
                                                                                                      County of Tompkins

Branch  Elmwood                                 Branch  Lafayette                             ATM     Camillus Mall
        1621 South Avenue                               Rte 11 & Rte 20                               5300 W. Genesee Street
        City of Syracuse, NY 13207                      Town of Lafayette, NY 13084                   Town of Camillus, NY 13031
        County of Onondaga                              County of Onondaga                            County of Onondaga

Branch  Court Street                            Branch  Jamesville                            ATM     Galleries
        2901 Court Street                               6499 West Seneca Turnpike                     440 S. Warren Street
        Town of Salina, NY 13208                        Town of DeWitt, NY 13078                      City of Syracuse, NY 13201
        County of Onondaga                              County of Onondaga                            County of Onondaga

Branch  Thompson Road                           Branch  Manlius                               ATM     Carousel Center
        5858 Thompson Road                              201 Fayette Street                            330 W. Hiawatha Blvd.
        Town of DeWitt, NY 13214                        Village of Manlius, NY 13104                  City of Syracuse, NY 13204
        County of Onondaga                              County of Onondaga                            County of Onondaga

Branch  Powelson Building                       Branch  Taft Road                             Branch  Cazenovia
        400 Montgomery Street                           5170 W Taft Road                              43 Albany Street
        City of Syracuse, NY 13202                      Town of Clay, NY 13212                        Village of Cazenovia, NY 13035
        County of Onondaga                              County of Onondaga                            County of Madison

Branch  Erie Blvd. East                         Branch  Fremont                               Branch  Canastota
        444 Erie Blvd East                              7095 Manlius Center Road                      NW Corner of Seneca Avenue
        City of Syracuse, NY 13202                      Town of Manlius, NY 13057                       and Route 13
        County of Onondaga                              County of Onondaga                            Town of Canastota, NY 13032
                                                                                                      County of Madison

Branch  Fayetteville                            Branch  Elbridge
        500 E Genesee Street                            239 East Main Street
        Village of Fayetteville, NY 13066               Village of Elbridge, NY 13060
        County of Onondaga                              County of Onondaga

Branch  North Syracuse                          Branch  Molloy Road
        507 S Main Street                               6195 East Molloy Road
        Village of North Syracuse, NY 13212             Town of DeWitt, NY 13057
        County of Onondaga                              County of Onondaga

Branch  Cicero                                  Branch  Jordan
        8304 South Main Street                          2 North Main Street
        Town of Cicero, NY 13039                        Village of Jordan, NY 13080
        County of Onondaga                              County of Onondaga

                           SECRETARY'S CERTIFICATION

        I, David M. Dembowski, Secretary of OnBank & Trust Co., do hereby certify that the attached By-Laws of OnBank & Trust Co. effective January 4, 1993 and last amended on March 28, 1994 is a true and correct copy of the original.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of August, 1996.



                             /s/ DAVID M. DEMBOWSKI
                             ----------------------
                                 David M. Dembowski
                                     Secretary


                                      [SEAL]

       =================================================================




                                    BY-LAWS

                                       OF

                               OnBank & Trust Co.

                           EFFECTIVE JANUARY 4, 1993




       =================================================================


       Amended June 28, 1993
       Amended March 28, 1994

                                TABLE OF CONTENTS

Section                                                                 Page

                                    ARTICLE I

                                     OFFICES

 .....................................................................      1

                                    ARTICLE II

                                   STOCKHOLDERS

Section 1.      Annual Meetings......................................      1
Section 2.      Special Meetings.....................................      1
Section 3.      Notice of Meetings...................................      1
Section 4.      Waiver of Notice.....................................      2
Section 5.      Quorum...............................................      2
Section 6.      Voting...............................................      2
Section 7.      Proxies..............................................      3
Section 8.      Written Consent of Stockholders Without a Meeting....      3

                                    ARTICLE III

                                   CAPITAL STOCK

Section 1.      Certificates of Stock................................      3
Section 2.      Registration and Transfer of Shares..................      3
Section 3.      Lost, Destroyed and Mutilated Certificates...........      4
Section 4.      Holder of Record.....................................      4

                                     ARTICLE IV

                                 BOARD OF DIRECTORS

Section 1.      Responsibilities; Number of Directors................      4
Section 2.      Election.............................................      4
Section 3.      Qualification........................................      4
Section 4.      Mandatory Retirement.................................      4
Section 5.      Regular and Annual Meetings..........................      5
Section 6.      Special Meetings.....................................      5
Section 7.      Notice of Special Meetings...........................      5
Section 8.      Waiver of Notice.....................................      5

Amended June 28, 1993
Amended March 28, 1994

Section 9.  Presence at Meetings by Conference Telephone ...................  6
Section 10. Quorum and Voting Requirements .................................  6

                                ARTICLE IV CONT.

                               BOARD OF DIRECTORS

Section 11. Compensation ...................................................  6
Section 12. Removal ........................................................  6
Section 13. Advisory Boards ................................................  6

                                   ARTICLE V

                                   COMMITTEES

Section 1.  Committees .....................................................  7
Section 2.  Executive Committee ............................................  7
Section 3.  Examining and Audit Committee ..................................  7
Section 4.  Trust Committee ................................................  8
Section 5.  Meetings of Committees .........................................  9
Section 6.  Term; Removal ..................................................  9
Section 7.  Ex-Officio Committee Members ...................................  9

                                   ARTICLE VI

                                    OFFICERS

Section 1.  Number .........................................................  9
Section 2.  Term; Removal .................................................. 10
Section 3.  Chairman of the Board .......................................... 10
Section 4.  Vice Chairman .................................................. 10
Section 5.  President ...................................................... 10
Section 6.  Vice Presidents ................................................ 10
Section 7.  Treasurer ...................................................... 11
Section 8.  Secretary ...................................................... 11
Section 9.  Auditor ........................................................ 11
Section 10. Trust Officers ................................................. 12
Section 11. Other Officers ................................................. 12

                                  ARTICLE VII

                                   DIVIDENDS

 ............................................................................ 12

                                  ARTICLE VIII

Amended June 28, 1993
Amended March 28, 1994

                                INDEMNIFICATION

Section 1.  Right To Indemnification ....................................... 12
Section 2.  Accrual of Right to Indemnification ............................ 13
Section 3.  Individual Indemnification Agreements .......................... 13
Section 4.  Insurance ...................................................... 13

                               ARTICLE VIII CONT.

                                INDEMNIFICATION

Section 5.  Subsequent Amendment and Subsequent Legislation ................ 14

                                   ARTICLE IX

                            TRUST POWERS OF OFFICERS

 ............................................................................ 14

                                   ARTICLE X

                                 MISCELLANEOUS

Section 1.  Officers' Authority ............................................ 14
Section 2.  Bank Funds ..................................................... 14

                                   ARTICLE XI

                               ACUTE EMERGENCIES

 ............................................................................ 15

                                  ARTICLE XII

                                   AMENDMENTS

 ............................................................................ 15


Amended June 28, 1993
Amended March 28, 1994

                                    BY-LAWS

                                       OF

                               ONBANK & TRUST CO.


                                   ARTICLE I

                                    OFFICES

The principal office of OnBank & Trust Co. (the "Bank") shall be located in the State of New York, in the City of Syracuse, County of Onondaga. Subject to applicable banking laws and any required approvals of the Superintendent of Banks of the State of New York, the Bank may also have other offices at such other places as the Board of Directors (the "Board") may from time to time designate or the business of the Bank may require.


                                   ARTICLE II

                                  STOCKHOLDERS

Section 1. Annual Meetings. The annual meeting of stockholders of the Bank for the election of directors and the transaction of any other business as may properly come before such meeting shall be held each year in the board meeting room following the organizational meeting of the Board of Directors of ONBANCorp, Inc., the Bank's parent corporation, or at such other time or place as may be fixed by the Board, but in no event later than April 30th of any year.

Section 2. Special Meetings. Special meetings of the stockholders, for any purpose, may be called at any time by the Chairman of the Board or by resolution of at least three-fourths of the entire Board. Special meetings shall be held at such time and at such place as may be designated by the Board. At a special meeting, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of meeting.

Section 3. Notice of Meetings. Written notice stating the place, day and hour of any meeting of stockholders and the purpose or purposes for which the meeting is called shall be delivered to each stockholder of record entitled to vote at such meeting, either personally or by mail not less than ten (10) nor more than fifty (50) days before the date of such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the U.S. mail, with postage thereon prepaid, addressed to the stockholder at his or her address as it appears on the stock transfer books or records of the Bank as of the record date, or at such other address as the stockholder shall have furnished in writing to the Secretary of the


Amended March 28, 1994

Bank. Notice of any special meeting shall indicate that the notice is being issued by or at the direction of the person or persons calling such meeting. When any meeting of stockholders, either annual or special, is adjourned to another time or place, no notice of the adjourned meeting must be given, other than an announcement at the meeting at which such adjournment is taken giving the time and place to which the meeting is adjourned. However, if after adjournment the Board has fixed a new record date for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record on the new record date.

Section 4. Waiver of Notice. Notice of any annual or special meeting need not be given to any stockholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by such stockholder.

Section 5. Quorum. The holders of a majority of the outstanding shares of the capital stock of the Bank issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except as otherwise provided herein, by law or by the Bank's Organization Certificate. If less than a majority of such shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified. When a quorum is once present to organize a meeting, such quorum is not broken by the subsequent withdrawal of any stockholders.

Section 6. Voting. Each stockholder entitled to vote at any meeting, or to express consent or dissent without a meeting, may vote or express consent or dissent either in person or by proxy. Except as may be otherwise provided by law or the Organization Certificate, each stockholder entitled to vote or express consent or dissent shall be entitled to one vote for each share of voting stock registered in his or her name on the books of the Bank on the date fixed as a record date for the determination of stockholders entitled to vote or to express consent or dissent. Except for the election of directors or as otherwise provided by law, by these By-Laws, or by the Organization Certificate, at all meetings of stockholders all matters shall be determined by a majority vote of the stockholders present in person or by proxy and entitled to vote thereat. Directors shall, except as otherwise required by law or by the Organization Certificate, be elected by a plurality of the votes cast by the holders of each class of shares entitled to vote at a meeting of stockholders present in person or by proxy and entitled to vote in the election.

Amended March 28, 1994                 2

Section 7. Proxies. All proxies shall be in writing, signed by the stockholder or by his or her duly authorized attorney-in-fact, and shall be filed with the Secretary of the Bank before being voted. No proxy shall be valid after eleven
(11) months from the date of its execution unless otherwise provided in the proxy.

Section 8. Written Consent of Stockholders Without a Meeting. Any stockholder action required or permitted to be taken by vote may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares of capital stock entitled to vote thereon.


                                  ARTICLE III

                                 CAPITAL STOCK

Section 1. Certificates of Stock. Certificates of stock shall be in such form as shall be approved by the Board, provided that each certificate shall when issued state upon the face thereof (a) that the Bank is a corporation organized under the laws of the State of New York; (b) the name of the person to whom the certificate is issued; (c) the number, class and series, if any, which the certificate represents; and (d) the par value of each share represented by the certificate. Each certificate shall further state that the Bank will furnish to any stockholder upon request and without charge a statement of the rights and preferences of shares of each class or series of stock, or shall set forth such statement on the certificate itself. The certificates shall be numbered in the order of their issue, and shall be signed by the Chairman of the Board or the President or any Vice Chairman or any Vice President and the Secretary or any Assistant Secretary, and the seal of the Bank or a facsimile thereof shall be impressed, affixed or reproduced thereon.

Section 2. Registration and Transfer of Shares. The name of each person owning a share of the capital stock of the Bank shall be entered on the books of the Bank together with the number of shares held by him or her, the numbers of the certificates covering such shares and the dates of issue of such certificates. The shares of stock of the Bank shall be transferable on the books of the Bank by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Bank or its agents may reasonably require and with proper evidence of payment of all applicable transfer taxes. A record shall be made of each transfer.


Amended March 28, 1994                 3

Section 3. Lost, Destroyed and Mutilated Certificates. The holder of any stock of the Bank shall immediately notify the Bank of any loss, theft, destruction or mutilation of the certificates therefor. The Bank may issue a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and the Board may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his or her legal representatives, to give the Bank a bond, in such sum not exceeding double the value of the stock and with such surety or sureties as they may require, to indemnify it against any claim that may be made against it by reason of the issue of such new certificate and against all other liability in the premises, or may refer such owner to such remedy or remedies as he or she may have under the laws of the State of New York.

Section 4. Holder of Record. The Bank shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

                                  ARTICLE IV

                              BOARD OF DIRECTORS

Section 1. Responsibilities; Number of Directors. The affairs of the Bank shall be managed and directed by a Board of Directors. The Board shall consist of not less than seven (7) nor more than thirty (30) directors. Within the foregoing limits, the number of directors shall be determined by resolution of the Board. Until otherwise provided by the Board, effective April 26, 1994, the number of directors shall be thirteen (13).

Section 2. Election. At each annual meeting of stockholders, directors shall be elected to serve until the next following annual meeting of stockholders and until their successors shall be elected and shall qualify.

Section 3. Qualification. Each director shall be at least 25 years of age and at least one-half of the directors shall be citizens of the United States. Not more than one-third of the total number of directors may be officers of the Bank or its subsidiaries or its parent or its subsidiaries.

Section 4. Mandatory Retirement. No person who is seventy (70) years of age or more shall be eligible for election as a director. No person shall continue to serve as a director beyond the next annual meeting of stockholders of the Bank following such person's attainment of seventy (70) years of age.

Amended March 28, 1994

Section 5. Regular and Annual Meetings. Regular meetings of the Board shall be held, without notice other than these By-Laws, on the fourth (4th) Monday of each month, at 6350 Court Street Road, Syracuse, New York, at 11:00 A.M., or at such other time or place as the Board may direct; provided, however, that a regular monthly meeting of the Board may be cancelled or rescheduled by the Chairman of the Board to another day within the same month, not more than seven days prior to nor more than seven days subsequent to the regularly scheduled meeting; and provided further that at least ten (10) regular meetings are held in each calendar year and at least two (2) regular meetings are held during any three (3) consecutive calendar months. At least two (2) days notice of any rescheduled regular meeting shall be given to each director if given in person or by telephone, telefacsimile or telegraph. Five (5) days notice of the rescheduled meeting is required if notice is given by mail. Such notice shall be deemed to be given when deposited in the U.S. Mail addressed to the director at such address as the director shall have furnished in writing to the Secretary of the Bank, with postage thereon prepaid if mailed, when transmitted by telefacsimile equipment if sent by telefacsimile or when delivered to the telegraph company if sent by telegram. An annual meeting for the election of officers shall be held each year within twenty-five (25) days after the annual meeting of the stockholders, at such time and place as the Board shall designate by resolution.

Section 6. Special Meetings. Special meetings of the Board, for any purpose, may be called at any time by or at the request of the Chairman of the Board. Special meetings of the Board may also be convened upon the written request of at least three-fourths of the entire Board. The persons authorized to call special meetings of the Board may fix any place, within or without the Bank's regular business area, as the place for holding any special meeting of the Board called by such persons.

Section 7. Notice of Special Meetings. At least two (2) days notice of special meetings shall be given to each director if given in person or by telephone, telefacsimile or telegraph. Five (5) days notice of special meetings is required if notice is given by mail. The object of the special meeting need not be stated in the notice. Such notice shall be deemed to be given when deposited in the U.S. mail so addressed, with postage thereon prepaid if mailed, when transmitted by telefacsimile equipment if sent by telefacsimile or when delivered to the telegraph company if sent by telegram.

Section 8. Waiver of Notice. Notice of a rescheduled regular or special meeting need not be given to any director who submits a signed waiver of notice, whether before or after the meeting. The attendance of a director at a special meeting or rescheduled regular meeting shall constitute a waiver of notice of such meeting, except where a director attends the meeting for the


Amended March 28, 1994                 5
express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 9. Presence at Meetings by Conference Telephone. Any member of the Board or of any committee thereof may participate in a meeting of the Board or of such committee as the case may be by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation in a meeting by such means shall constitute presence at the meeting.

Section 10. Quorum and Voting Requirements. A quorum at any meeting of the Board shall consist of a majority of the directors then in office or such greater number as shall be required by law. If less than a required quorum is present, the majority of those directors present may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified. Except as otherwise required by law or as otherwise provided herein or in the Organization Certificate, all matters shall be determined by a majority vote of those present at the time of the vote, if a quorum is present at such time.

Section 11. Compensation. From time to time, as the Board deems necessary, the Board may set its compensation and provide for reasonable expenses for its members.

Section 12. Removal. Notwithstanding any other provision of these By-Laws, any director or the entire Board of the Bank may be removed at any time, with or without cause, by the affirmative vote of the holders of record of not less than three-fourths of the outstanding shares of capital stock of the Bank entitled to vote generally in the election of directors at a meeting of the stockholders called for that purpose.

Section 13. Advisory Boards. From time to time, as the Board deems necessary, the Board may appoint an Advisory Board or Advisory Boards, to assist the Board in the development of business in designated geographic areas serviced by a branch or branches of the Bank and to assist the Board in such manner as may be permitted by law or by these By-Laws. Any resolution establishing an Advisory Board shall set forth the geographic area in which such Advisory Board is to function, the number of members of such Advisory Board, the term of office of the members, the Chairman, and the compensation (which shall be in the form of fees for attendance at meetings) to be received for services by the members and the Chairman of such Advisory Board. The compensation paid each member of the Advisory Board may not be greater than the fee paid to directors of the Bank for their attendance at meetings of the Board of Directors of the Bank. The Chairman of the Advisory Board may receive a reasonably higher fee for each meeting attended

Amended March 28, 1994                 6
than that provided for other members of the Advisory Board.

                                ARTICLE V

                                COMMITTEES

Section 1. Committees. At the annual meeting of the Board or as soon thereafter as may be convenient, the Board shall elect from their own number the Executive Committee, the Examining and Audit Committee, and the Trust Committee. From time to time, as the Board deems necessary, the Board may appoint such other committees as it shall determine and designate it as either a standing committee or an ad hoc committee. The Board may at any time appoint a director to fill any vacancy on any committee of the Board.

Section 2. Executive Committee. The Executive Committee shall consist of not more than eight and not less than five regular members and shall include the Chairman of the Board and President. The Board may also elect alternate members who, in the order designated by the Board, may act with the powers of regular members in the absence or disability of a regular member. A quorum shall consist of the Chairman of the Board or his designate and three other members including regular members and alternate members empowered to act as regular members. The Executive Committee, when the Board is not in session, may exercise all such powers of the Board as may be permitted by law. It shall have the power to direct the officers of the Bank in the general investment policy and general lending policy to be followed and shall also have the power to give specific directions, within the Board-prescribed authority limits, for loan or investment policy(ies) regarding the purchase, sale or exchange of loan collateral or any security or securities, including real estate and mortgages, and to authorize any officer or employee to do whatever may be necessary and proper to complete any purchase, sale or exchange of securities or other investment.

Section 3. Examining and Audit Committee. The Audit Committee shall consist of not less than ___ regular members. The Board may also elect alternate members who, in the order designated by the Board, may act with the powers of regular members in the absence or disability of a regular member. No regular or alternate member of the Audit Committee shall be an officer or salaried employee of the Bank or an attorney who receives any fee, compensation or any other form of emolument for legal services rendered to the Bank. A quorum shall consist of a majority of the authorized number of regular members of the committee. The Audit Committee shall conduct an annual examination of the Bank's records and affairs in accordance with the provisions of the New York Banking Law and report thereon to the Board and the Superintendent of Banks, as required. The Audit Committee shall also make, or cause to be

Amended March 28, 1994
made, such other examinations as it may deem advisable or whenever so directed by the Board and shall report the results of any such examination to the Board at any regular or special meeting called for such purpose. The Audit Committee shall receive, review and approve the Auditor's annual audit program and monitor its performance. It shall also receive the Auditor's periodic reports and report at least annually to the Board as to the adequacy of the internal audit function.

Section 4. Trust Committee. The Trust Committee shall consist of such number of directors, not less than four, as the Board from time to time shall appoint and shall include the senior officer in charge of the fiduciary division and may include another trust officer whose rank is at least Vice President of the Trust Department, the Chairman of the Board and the President. The Board may also elect alternate members who, in the order designated by the Board, may act with the powers of regular members in the absence or disability of a regular member. A quorum shall consist of a majority of the number of authorized regular members of the committee.

The Trust Committee shall meet at least once each month or as often as the business of the Trust Department shall require. The Trust Committee shall select one of its members as Chairman. Special meetings shall be held at any time on call of the Chairman of the Trust Committee, the Chairman of the Board or the President. Any vacancy shall be filled by the Chairman of the Board or the President subject to the approval by the Board at its next regular meeting.

The officer in charge of the Trust Department shall be the Secretary of the Trust Committee and shall keep and preserve minutes of its proceedings. The Committee shall, at each regular meeting of the Board, submit a report in writing which the Board shall approve or disapprove, and such action shall be recorded in the minutes of the Board meeting.

The Trust Committee shall have general supervisory power over the Trust Department and all fiduciary and other matters committed to it. The acceptance of and the closing out and relinquishment of all trusts and other fiduciary matters shall be approved or ratified by the Trust Committee. All investments of trust funds and all other funds held in any fiduciary capacity shall be made, retained or disposed of only under the supervision of the Trust Committee. The Trust Committee shall, at least once during each period of twelve months, have reviewed all the assets held in and for each fiduciary account to determine their safety and current value and the advisability of retaining or disposing of them; and a report of all such review, together with the action taken as a result thereof, shall be noted in the minutes of the Trust Committee.

Amended March 28, 1994                 8

The Trust Committee shall have authority to act on any matter relating to the Trust Department (the "Department") of the Bank which can lawfully be delegated by the Board to a committee for final action. The Trust Committee's functions shall include the review and approval of policies governing the affairs of the Department, the investment and disposition of property held in a fiduciary capacity and the direction and review of all actions of all officers, employees and committees utilized by the Bank in the exercise of its trust fiduciary powers. The Board may appoint additional committees which may include officers of the Bank who are not members of the Board to direct certain aspects of the Trust Department, which committees shall regularly report their activities to the Trust Committee. The Trust Committee shall report to the Board of Directors on its activities.

Section 5. Meetings of Committees. Regular meetings of any committee may be held without notice at such times and places as the committee or the Board may fix from time to time by resolution. Additional meetings may be held at the call of the Chairman of the Board, the President or the chairman of the committee. Notice of additional meetings may be given by mail, telephone or otherwise. Notice of an additional meeting need not be given to any director who submits a signed waiver of notice, whether before or after the meeting. The attendance of a director at an additional meeting shall constitute a waiver of notice of such meeting, except where a director attends the additional meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Each committee shall keep minutes of each meeting which shall be presented at the next meeting of the Committee.

Section 6. Term; Removal. Each member of a committee shall serve for the term specified by the Board and until his or her successor has been elected. Unless otherwise specified herein, any member of any committee may be removed at any regular meeting of the Board by an affirmative vote of a majority of the Board.

Section 7. Ex-Officio Committee Members. Ex-officio members of a committee shall be counted in the determination of a quorum and shall have the right to vote.


                                   ARTICLE VI

                                    OFFICERS

Section 1. Number. The Board, at its annual meeting, shall elect a Chairman of the Board, one or more Vice Presidents, a Treasurer, a Secretary, one or more Trust Officers and an Auditor and may elect one or more Vice Chairmen of the Board and such other officers as they deem necessary. Any two or more offices may be held by the same person, except the offices of President and


Amended March 28, 1994                 9

Secretary may not be held by the same person and the Auditor may not hold any other office. The Board of Directors shall annually designate the Executive Officers of the Bank at its annual meeting and may so designate additional individuals upon their election to an Executive position.

Section 2. Term; Removal. Each officer shall serve until his or her successor is elected, the office is abolished, or he or she dies, resigns or is removed. Any officer may be removed at any time with or without cause by the affirmative vote of a majority of the Board.

Section 3. Chairman of the Board. The Chairman of the Board shall be the Chief Executive Officer of the Bank and shall have general charge and supervision of its affairs, subject to the direction of the Board. He or she shall preside at all annual and special meetings of the stockholders and any adjournments thereof, at all meetings of the Board and, unless otherwise determined by resolution of a majority of the Board, at all meetings of the Executive Committee. He or she shall be a member, ex-officio, of each standing committee of the Board except the Examining and Audit Committee and except as may be otherwise provided or prescribed by law, these By-Laws or resolution of the Board. He or she shall serve in such other capacities and perform such other functions as the Board may determine. In the event of the absence or disability of the Chairman, the Chairman of the Board may designate another member of the Board of Directors to act in his stead as Chairman of the Executive Committee.

Section 4. Vice Chairman. There may be such number of Vice Chairmen as may be determined by the Board, who shall perform such duties as may be prescribed by the Chairman of the Board. Vice Chairmen may be assigned priorities in status, and any one may be designated by the Chairman of the Board or the Board to perform such duties and exercise such powers of the Chairman of the Board in the absence or disability of the Chairman.

Section 5. President. The President shall be the Chief Operating Officer of the Bank and shall assist the Chairman of the Board in the general charge and supervision of the Bank's affairs, subject to the direction of the Board and the Chairman of the Board. He or she shall be a member, ex-officio, of each standing committee of the Board except any Examining and Audit Committee, the Trust Committee or any Compensation Committee that is appointed by the Board and except as may be otherwise provided or prescribed by law, these By-Laws or resolution of the Board. He or she shall serve in such other capacities and perform such other functions as the Board or Chairman of the Board may determine.

Section 6. Vice Presidents. There may be such number of Vice Presidents as may be determined by the Board, who shall perform such duties as may be prescribed by the Board and such other duties

Amended March 28, 1994                 10
as may be prescribed by the Chairman of the Board or the President. The Vice Presidents may be assigned priorities in status and one or more of them may be designated as Executive Vice Presidents, Senior Vice Presidents or Administrative Vice Presidents.

Section 7. Chief Financial Officer. The Chief Financial Officer shall have the care and custody of the corporate capital funds and other valuable effects, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Bank, and shall deposit all money and other valuable effects in the name and to the credit of the Bank in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Bank under the direction of the Chairman of the Board, the President or the Board, taking proper vouchers for such disbursements, and render to the Chairman of the Board, the President or any director who may require it, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Bank. The Chief Financial Officer shall also perform such other duties as are required by these By-Laws, as may be directed by the Chairman of the Board, the President or as the Board may from time to time prescribe.

Section 8. Secretary. The Secretary shall attend all meetings of the Board and of the shareholders, shall record, or cause to be recorded, all votes and minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of shareholders and meetings of the Board of Directors as required by statute or by these By-Laws. The Secretary shall keep, or cause to be kept, accurate and complete records of the ownership of shares of the Bank. The Secretary shall be the custodian of the seal of the Bank, if any, and shall affix it to any document requiring it when authorized by the Board to do so and, when so affixed, it may be attested by his or her signature. The Secretary shall also perform such other duties as are required by these By-Laws, as may be directed by the Chairman of the Board, the President or as the Board may from time to time prescribe.

Section 9. Auditor. The Auditor shall be appointed by, and shall be directly responsible to, the Board and, unless otherwise determined by resolution of the Board, shall report through the Examining and Audit Committee thereof. The Auditor shall have the full authority to audit, examine and investigate any and all accounts, records and transactions of any department, officer, employee or agent of the Bank, and shall ascertain whether the accounting and related records are being maintained suitably for purposes of audit and internal control, and whether the procedures, practices and rules and regulations of the Bank, established for the proper conduct of the Bank's business and the safeguarding of its assets, are being properly followed. Neither the Auditor nor any assistant thereto shall have any operational powers or

Amended March 28, 1994                 11
responsibilities with respect to any department of the Bank, other than the Auditing Department. At least once in each year, or at such other times as the Chairman of the Examining and Audit Committee deems necessary, the Auditor shall report to the Examining and Audit Committee the results of internal audits, examinations and investigations and make such recommendations as deemed necessary.

Section 10. Trust Officers. There shall be such number of Trust Officers as shall be determined by the Board, who shall perform such duties as the Chairman of the Board or Board of Directors may prescribe, and shall have and exercise such powers as are conferred on a trust officer by the laws of the State of New York. The Trust Officers may be assigned priorities in status and one or more of them may be designated as Senior Trust Officers or Assistant Trust Officers.

Section 11. Other Officers. Other officers shall perform such duties as may be prescribed by the Board, and such other duties as may be prescribed by the Chairman of the Board or the President.


                                  ARTICLE VII

                                   DIVIDENDS

The Board of Directors shall have power, subject to the requirements of the Organization Certificate, the Banking Law and the regulations of the New York Banking Board, to declare and pay dividends out of surplus or net profits of the Bank except where there is any impairment of capital stock, and to pay such dividends to the stockholders, and to fix the date or dates for the payment of such dividends.


                                  ARTICLE VIII

                                INDEMNIFICATION

Section 1. Right to Indemnification. The Bank shall, to the maximum extent authorized or permitted and in the manner provided by Article XV of the New York Banking Law, indemnify any person who is made, or threatened to be made, a party to any action or proceeding, whether civil, criminal or administrative, by reason of the fact that such person, or such person's testator or intestate, is or was a trustee, director or officer of the Bank or one of the Bank's subsidiary corporations, or any predecessor of the Bank, or serves or served any other corporation, or any partnership, association, joint venture, trust, employee benefit plan, conference or other group or enterprise in any capacity at the request of the Bank or one of the Bank's subsidiary corporations, or any predecessor of the Bank, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys'


Amended March 28, 1994                12
fees actually and reasonably incurred, and the Bank shall advance any related expense in full. Employees or agents of the Bank may be similarly indemnified. Such right of the indemnification and advancement shall be in addition to and not exclusive of any other rights or remedies to which such person may be or become entitled under any statue, insurance policy, agreement, by-law or otherwise.

Section 2. Accrual of Right to Indemnification. In addition to the Bank's obligation to indemnify under Article VIII, Section 1 of these By-laws, the Bank's obligation to indemnify and any person's right to indemnification, under this Article VIII shall accrue as of the time of the accrual of the cause of action asserted in the threatened or pending action, suit, or proceeding, and no subsequent change in the Organization Certificate or the By-laws of the Bank shall have any effect on the Bank's obligation to indemnify or a person's right to indemnification. The provisions of this Article VIII shall be deemed to be a contract between the Bank and each director, trustee, officer, and employee of the Bank who serves in such capacity at any time while this Article VIII is in effect, and any subsequent change of this Article VIII shall not affect the rights or obligations then existing with respect to any state of facts then or theretofore existing as it relates to any action or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

Section 3. Individual Indemnification Agreements. In addition to the Bank's obligation to indemnify under Article VIII, Sections 1 and 2 of these By-laws, the Board may also, to the maximum extent permitted by law, in its discretion, approve agreements between the Bank and one or more directors, officers or employees of the Bank under which the Bank would indemnify such directors, officers and employees in the event that any such person is made, or threatened to be made, a party to any action or proceeding, whether civil, criminal or administrative, by reason of the fact that such person is or was a trustee, director, officer, or employee of the Bank or one of the Bank's subsidiary corporations, or any predecessor of the Bank, or serves or served any other corporation, or any partnership, association, joint venture, trust, employee benefit plan, conference or other group or enterprise in any capacity at the request of the Bank or one of the Bank's subsidiary corporations, or any predecessor of the Bank, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees actually and reasonably incurred.

Section 4. Insurance. The Bank may, but shall not be obliged to, purchase and maintain insurance on behalf of any person who is or was a director, trustee or officer of the Bank or is or was serving at the request of the Bank as a director, trustee or officer of another corporation of any type or kind, domestic or foreign, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Bank would have the power to indemnify him against such


Amended March 28, 1994                 13
liability under the provisions of this Article VIII.

Section 5. Subsequent Amendment and Subsequent Legislation. Neither the amendment, termination or repeal of this Article VIII or of relevant provisions of the Banking Law of the State of New York or any other applicable laws, nor the adoption of any provision of the Organization Certificate or the By-laws of the Bank or of any statute inconsistent with this Article VIII shall eliminate, affect or diminish in any way the rights of any director, officer, employee or agent of the Bank to indemnification under the provisions of this Article VIII with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

If the Banking Law of the State of New York is amended to expand further the indemnification permitted to directors, officers, employees or agents of the Bank, then the Bank shall indemnify such persons to the fullest extent permitted by the Banking Law of the State of New York as so amended.


                                   ARTICLE IX

                            TRUST POWERS OF OFFICERS

Whenever the Bank, acting in its fiduciary capacity, is appointed executor, administrator, guardian, assignee, depositary, or trustee, the Chairman of the Board and Chief Executive Officer, the Senior Trust Officer, or the Secretary, or the Trust Officers, or the assistant trust officers shall take and subscribe all oaths, and make all certificates or affidavits on behalf of the Bank as may be required by law, or any order of any court, or required by an agreement relative to the administration and settlement of estates, guardianships, assignments, receiverships, or trusts, or trust property of any description.


                                   ARTICLE X

                                 MISCELLANEOUS

Section 1. Officers' Authority. Such officers of the Bank as may be designated by the Board or the Executive Committee shall have power to execute for and in the name of the Bank, with or without its corporate seal, all such documents as may be necessary or proper to be executed in and about the business of the Bank.

Section 2. Bank Funds. Except as otherwise authorized by the Board, all moneys of the Bank shall be deposited and invested in the name of the Bank.

Amended March 28, 1994

                                ARTICLE XI

                            ACUTE EMERGENCIES

In the event of an acute emergency as defined in Article Seven of the New York State Defense Emergency Act (as enacted by Chapter 654 of the Laws of 1961 and as the same may be amended from time to time) the following special provisions of these By-Laws apply:

1. The directors and the officers shall have the additional powers prescribed by the Defense Emergency Act.

2. Meetings of the Board may be called by the Chairman of the Board, the President, any two directors, or, in the event of the inability of the Chairman or the President to act, by any officer designated by resolution of the Board. Such meetings may also be called as authorized by the Defense Emergency Act.

3. A preparedness program for the continued operation of the Bank in the event of an emergency shall be prepared and maintained by the officers, subject to the approval of the Board. The plan shall be reviewed periodically by the officers and directors.

4. The Board shall provide by resolution for the implementation of these By-Laws and of the preparedness plan.

                                ARTICLE XII

                                AMENDMENTS

These By-Laws may be amended at any special meeting of the Board called for such purpose or any regular meeting of the Board by the vote of the majority of the Board; provided, however, that any by-law made by the Board may be altered, amended, rescinded, or repealed by the holders of shares of capital stock entitled to vote thereon at any annual meeting or at any special meeting called for that purpose. Notwithstanding the foregoing, any provision of these By-laws which contains a super-majority voting requirement shall only be altered, amended, rescinded, or repealed by a vote of the Board or holders of capital stock entitled to vote thereon that is not less than the super-majority specified in such provision.



Amended March 28, 1994

                                                                         Board of Governors of the Federal Reserve System
                                                                         OMB Number: 7100-0036
                                                                         Federal Deposit Insurance Corporation
                                                                         OMB Number: 3064-0052
                                                                         Office of the Comptroller of the Currency
                                                                         OMB Number: 1557-0081
Federal Financial Institutions Examination Council                       Expires March 31, 1999
- -------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1
[LOGO]                                                                   Please Refer to Page i,
                                                                         Table of Contents, for
                                                                         the required disclosure
                                                                         of estimated burden
- -------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND
TOTAL ASSETS OF $300 MILLION OR MORE - FFIEC 032

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1996                           (960630)
                                                                       -----------
                                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State    This report form is to be filed by banks with
member banks); 12 U.S.C. Section 1817 (State nonmember          domestic offices only. Banks with branches and
banks); and 12 U.S.C. Section 161 (National banks).             consolidated subsidiaries in U.S. territories and
                                                                possessions, Edge or Agreement subsidiaries, foreign
                                                                branches, consolidated foreign subsidiaries, or
                                                                International Banking Facilities must file FFIEC 031.
- -------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by     The Reports of Condition and Income are to be
an authorized officer and the Report of Condition must be       prepared in accordance with Federal Regulatory
attested to by not less than two directors (trustees) for       authority instructions. NOTE: These instructions may
State nonmember banks and three directors for State member      in some cases differ from generally accepted
and National banks.                                             accounting principles.

I, Robert J. Berger, Sr. V.P. Treas & CFO                       We, the undersigned directors (trustees), attest to
   --------------------------------------------------------     the correctness of this Report of Condition
   Name and Title of Officer Authorized to Sign Report          (including the supporting schedules) and declare that
                                                                it has been examined by us and to the best of our
of the named bank do hereby declare that these Reports of       knowledge and belief has been prepared in conformance
Condition and Income (including the supporting schedules)       with the instructions issued by the appropriate
have been prepared in conformance with the instructions         Federal regulatory authority and is true and correct.
issued by the appropriate Federal regulatory authority and
are true to the best of my knowledge and belief.                /s/ Robert J. Bennett
                                                                -----------------------------------------------------
                                                                Director                            Robert J. Bennett
/s/ Robert J. Berger
- -------------------------------------------------------------   /s/ Joseph N. Walsh
Signature of Officer Authorized to Sign Report                  -----------------------------------------------------
                                                                Director                              Joseph N. Walsh

  July 30, 1994                                                 /s/ Russell A. King
- -------------------------------------------------------------   -----------------------------------------------------
Date of Signature                                               Director                              Russell A. King
- -------------------------------------------------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the     NATIONAL BANKS: Return the original only in the
appropriate Federal Reserve District Bank.                      special return address envelope provided. If express
                                                                mail is used in lieu of the special return address
STATE NONMEMBER BANKS: Return the original only in the          envelope, return the original only to the FDIC, c/o
special return address envelope provided. If express mail is    Quality Data Systems, 2127 Espey Court, Suite 204,
used in lieu of the special return address envelope, return     Crofton, MD 21114.
the original only to the FDIC, c/o Quality Data Systems,
2127 Espey Court, Suite 204, Crofton, MD 21114.
- -------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number                                                                                       06-30-96
                      -----------                               Banks should affix the address label in this space.
                      (RCRI 9050)
                                                                ONBANK & TRUST CO.
                                                                -----------------------------------------------------
                                                                Legal Title of Bank (TEXT 9010)

                                                                 101 SOUTH SALINA STREET
                                                                -----------------------------------------------------
                                                                City (TEXT 9130)

                                                                SYRACUSE, NY 13221
                                                                -----------------------------------------------------
                                                                State Abbrev. (TEXT 9200)        ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                                                            FFIEC 032
                                                                                                            Page i
                                                                                                                 2

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total Assets of $300 Million or More

- ---------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

SIGNATURE PAGE                                          COVER   REPORT OF CONDITION
REPORT OF INCOME
Schedule RI-Income Statement  . . . . . . . . . .  RI-1, 2, 3   Schedule RC-Balance Sheet . . . . . . . . . . RC-1, 2
Schedule RI-A-Changes in Equity Capital . . . . . . . .  RI-3   Schedule RC-A-Cash and Balances Due
Schedule RI-B-Charge-offs and Recoveries and                      From Depository Institutions  . . . . . . . .  RC-3
  Changes in Allowance for Loan and Lease                       Schedule RC-B-Securities  . . . . . . . .  RC-3, 4, 5
  Losses  . . . . . . . . . . . . . . . . . . . . .   RI-4, 5   Schedule RC-C-Loans and Lease Financing
Schedule RI-C--Applicable Income Taxes by                         Receivables:
  Taxing Authority  . . . . . . . . . . . . . . . . . .  RI-5     Part I. Loans and Leases  . . . . . . . . . RC-6, 7
Schedule RI-E--Explanations  . . . . . . . . . . . .   RI-5, 6    Part II. Loans to Small Businesses and
                                                                    Small Farms (including in the forms for
                                                                    June 30 only) . . . . . . . . . . . . . RC-7a, 7b
                                                                Schedule RC-D-Trading Assets and Liabilities
                                                                  (to be completed only by selected banks)  . .  RC-8
                                                                Schedule RC-E-Deposit Liabilities . . . . .  RC-9, 10
Disclosure of Estimated Burden                                  Schedule RC-F-Other Assets  . . . . . . . . . . RC-11
                                                                Schedule RC-G-Other Liabilities . . . . . . . . RC-11
The estimated average burden associated with this               Schedule RC-K-Quarterly Averages  . . . . . . . RC-12
information collection is 30.7 hours per respondent and is      Schedule RC-L-Off Balance Sheet
estimated to vary from 15 to 200 hours per response,              Items . . . . . . . . . . . . . . . . RC-12, 14, 15
depending on individual circumstances. Burden estimates         Schedule RC-M-Memoranda . . . . . . . . . . RC-16, 17
include the time for reviewing instructions, gathering and      Schedule RC-N-Past Due and Nonaccrual
maintaining data in the required form, and completing the         Loans, Leases, and Other Assets . . . . . RC-18, 19
information collection, but exclude the time for compiling      Schedule RC-O-Other Data for Deposit
and maintaining business records in the normal course of a        Insurance Assessments . . . . . . . . . . RC-20, 21
respondent's activities. Comments concerning the accuracy of    Optional narrative Statement Concerning the
this burden estimate and suggestions for reducing this            Amounts Reported in the Reports
burden should be directed to the Office of Information and        of Condition and Income . . . . . . . . . . . RC-24
Regulatory Affairs, Office of Management and Budget,
Washington, D.C. 20503, and to one of the following:            SPECIAL REPORT (TO BE COMPLETED BY ALL BANKS)

Secretary                                                       Schedule RC-J-Repricing Opportunities (Sent only to
Board of Governors of the Federal Reserve System                  and to be completed only by savings banks)
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis
Unit, 550 17th Street, NW, Washington D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between
8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RI-1
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      3
Transit Number: 11300106

Consolidated Report of Income
For the period January 1, 1996 -- June 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI -- Income Statement

                                                                                                                I380 {-
                                                                                            Dollar Amounts in Thousands
 ----------------------------------------------------------------------------------------------------------------------
                                                                                           RIAD
                                                                                           ----
Interest income:
a. Interest and fee income on loans:
   (1) Loans secured by real estate......................................................  4011      36,152    1.a.1
   (2) Loans to finance agricultural production and other loans to farmers...............  4024         174    1.a.2
   (3) Commercial and industrial loans...................................................  4012      11,??1    1.a.3
   (4) Loans to individuals for household, family and other personal expenditures;
       (a) Credit cards and related plans................................................  4054       1,457    1.a.4a
       (b) Other.........................................................................  4055       6,581    1.a.4b
   (5) Loans to foreign governments and official institutions............................  4056           0    1.a.5
   (6) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
       (a) Taxable obligations...........................................................  4503           0    1.a.6a
       (b) Tax-exempt obligations........................................................  5404         131    1.a.6b
   (7) All other loans...................................................................  4058          74    1.a.7
b. Income from lease financing receivables:
   (1) Taxable leases....................................................................  4505         118    1.b.1
   (2) Tax-exempt leases.................................................................  4307           0    1.b.2
c. Interest income on balances due from depository institutions(1).......................  4115          95    1.c
d. Interest and dividend income on securities:
   (1) U.S. Treasury securities and U.S. Government agency and corporation obligations...  4027      40,319    1.d.1
   (2) Securities issued by states and political subdivisions in the U.S.:
       (a) Taxable securities............................................................  4506         228    1.d.2a
       (b) Tax-exempt securities.........................................................  4507       1,369    1.d.2b
   (3) Other domestic debt securities....................................................  3657      14,434    1.d.3
   (4) Foreign debt securities...........................................................  3658           1    1.d.4
   (5) Equity securities (including investments in mutual funds).........................  3659       1,115    1.d.5
e. Interest income from assets held in trading accounts..................................  4069           0    1.e
f. Interest income on federal funds sold and securities purchased under agreements to
   resell................................................................................  4020       1,176    1.f
g. Total interest income (sum of items 1.a through 1.f)..................................  4107     115,336    1.g

- ---------------

(1) Includes interest income on time certificates of deposit not held for trading.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RI-2
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      4
Transit Number: 11300106

Schedule RI -- Continued

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                         RIAD      Year-to-date
                                                                                         ----
 2. Interest expense:
     a.   Interest on deposits:
          (1) Transaction accounts (NOW accounts, ATS accounts, and telephone and
              preauthorized transfer accounts).........................................  4508           969                2.a.1
          (2) Nontransaction accounts:
          (a) Money market deposit accounts (MMDAs)....................................  4509         2,411                2.a.2a
          (b) Other savings deposits...................................................  4511         7,813                2.a.2b
          (c) Time certificates of deposit of $100,000 or more.........................  4174        18,730                2.a.2c
          (d) All other time deposits..................................................  4512        20,894                2.a.2d
     b.   Expense of federal funds purchased and securities sold under agreements to
          repurchase...................................................................  4180         3,756                2.b
     c.   Interest on demand notes issued to the U.S. Treasury and on other borrowed
          money........................................................................  4185        11,751                2.c
     d.   Interest on mortgage indebtedness and obligations under capitalized leases...  4072            27                2.d
     e.   Interest on subordinated notes and debentures................................  4200             0                2.e
     f.   Total interest expense (sum of Items 2.a through 2.e)........................  4073        66,352                2.f
  3. Net interest income (item 1.g minus 2.f)..........................................  4074                  49,985      3.
  4. Provisions:
     a.   Provision for loan and lease losses..........................................  4230                   3,150      4.a
     b.   Provision for allocated transfer risk........................................  4243                       0      4.b
  5. Noninterest income:
     a.   Income from fiduciary activities.............................................  4070         1,570                5.a
     b.   Service charges on deposit accounts..........................................  4080         3,847                5.b
     c.   Trading gains (losses) and fees from foreign exchange transactions...........  4075             0                5.c
     d.   Other foreign transaction gains (losses).....................................  4220          (314)               5.d
     e.   Other gains (losses) and fees from trading assets and liabilities............  4076             2                5.e
     f.   Other noninterest income:
          (1) Other fee income.........................................................  5407         2,932                5.f.1
          (2) All other noninterest income*............................................  5408         4,956                5.f.2
     g.   Total noninterest income (sum of items 5.a through 5.f)......................  4079                  13,003      5.g
  6. a.   Realized gains (losses) on held-to-maturity securities.......................  3521                       0      6.a
     b.   Realized gains (losses) on available-for-sale securities.....................  3196                   1,942      6.b
  7. Noninterest expense:
     a.   Salaries and employee benefits...............................................  4135        15,034                7.a
     b.   Expenses of premises and fixed assets (net of rental income) (excluding
          salaries and employee benefits and mortgage interest)........................  4217         6,171                7.b
     c.   Other noninterest expense*...................................................  4092        16,000                7.c
     d.   Total noninterest expense (sum of items 7.a through 7.c).....................  4093                  37,265      7.d
  8. Income (loss) before income taxes and extraordinary items and other adjustments
     (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d).....................  4301                  23,515      8.
  9. Applicable income taxes (on item 8)...............................................  4302                   9,312      9.
 10. Income (loss) before extraordinary items and other adjustments (item 8 minus 9)...  4300                  15,203      10.
 11. Extraordinary items and other adjustments:
     a.   Extraordinary items and other adjustments, gross of income taxes*............  4310             0                11.a
     b.   Applicable income taxes (on item 11.a)*......................................  4315             0                11.b
     c.   Extraordinary items and other adjustments, net of income taxes (item 11.a
          minus 11.b)..................................................................  4320                       0      11.c
 12. Net income (loss) (sum of items 10 and 11.c)......................................  4340                  15,203      12.

- ---------------

Describe on Schedule RI-E -- Explanations.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RI-3
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      5
Transit Number: 11300106

Schedule RI -- Continued

                                                                                                               I381 {-
                                                                                            Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------
                                                                                                    Year-to-date
                                                                                                 --------------------
                                                                                         RIAD    Bil     Mil     Thou
                                                                                         ----    ---     ---     ----
Memoranda
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired
   after August 7, 1986, that is not deductible for federal income tax purposes........   4513            84      M.1
2. Income from the sale and servicing of mutual funds and annuities (included in
   Schedule RI, item 8)................................................................   8431            18      M.2
3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b
   above...............................................................................   4309             0      M.3

                                                                                                    Number
                                                                                                    ------
4. Number of full-time equivalent employees on payroll at end of current period (round
   to nearest whole number)............................................................   4150           912      M.4
5.-6. Not applicable
                                                                                                    MM DD YY
                                                                                                    ---------
7. If the reporting bank has restated its balance sheet as a result of applying push
   down accounting this calendar year, report the date of the bank's acquisition.......   9106      00/00/00      M.7
                                                                                          RIAD
                                                                                          ----     Year-to-date
8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
   (included in Schedule RI, items 5.c and 5.e):
   a. Interest rate exposures..........................................................   8757          (314)     M.8.a
   b. Foreign exchange exposures.......................................................   8758             0      M.8.b
   c. Equity security and index exposures..............................................   8759             0      M.8.c
   d. Commodity and other exposures....................................................   8760             0      M.8.d
9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
   a. Net increase (decrease) to interest income.......................................   8761             0      M.9.a
   b. Net (increase) decrease to interest expense......................................   8762            56      M.9.b
   b. Other (noninterest) allocations..................................................   8763             0      M.9.c
10. Credit losses on off-balance sheet derivatives (see instructions)..................   4251             0      M.10.

Schedule RI-A -- Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                I383 {-
                                                                                            Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------
                                                                                         RIAD
                                                                                         ----
 1. Total equity capital originally reported in the December 31, 1994, Reports of
    Condition and Income..............................................................   3215       230,649      1.
 2. Equity capital adjustments from amended Reports of Income, net*...................   3216             0      2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)..............   3217       230,649      3.
 4. Net income (loss) (must equal Schedule RI, item 12)...............................   4340        15,203      4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net................   4346             0      5.
 6. Changes incident to business combinations, net....................................   4356             0      6.
 7. LESS: Cash dividends declared on preferred stock..................................   4470             0      7.
 8. LESS: Cash dividends declared on common stock.....................................   4460        15,203      8.
 9. Cumulative effect of changes in accounting principles from prior years* (see
    instructions for this schedule)...................................................   4411             0      9.
10. Corrections of material accounting errors from prior years* (see instructions
    for this schedule)................................................................   4412             0      10.
11. Change in net unrealized holding gains (losses) on available-for-sale
    securities........................................................................   8433        (2,365)     11.
12. Other transactions with parent holding company* (not included in items 5, 7, or
    8 above)..........................................................................   4415             0      12
13. Total equity capital end of current period (sum of items 3 through 12) (must
    equal Schedule RC, item 28).......................................................   3210       228,487      13.

- ---------------

* Describe on Schedule RI-E -- Explanations.

Onbank & Trust Company                       Call Date: 06/30/95       ST-BK: 36-7430             FFIEC  032
101 South Salina Street                                                                           Page RI-4
Syracuse, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      6
Transit Number: 11300106

Schedule RI-B -- Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

                                                                                                             I386 {-
                                                                                           Dollar Amount in Thousands
- ----------------------------------------------------------------------------------------------------------------------
                                                                         ------Calendar year-to-date------
                                                                           (Column A)         (Column B)
                                                                          Charge-offs         Recoveries
                                                                         --------------     --------------
                                                                         RIAD               RIAD
                                                                         ----               ----
Part I excludes charge-offs and recoveries through the located transfer risk reserve.
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)....................................  4651       594     4661       345     1.a
   b. To non-U.S. addressees (domicile)................................  4652         0     4662         0     1.b
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions.............  4653         0     4663         0     2.a
   b. To foreign banks.................................................  4654         0     4664         0     2.b
3. Loans to finance agricultural production and other loans to
   farmers.............................................................  4655         0     4665        44     3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)....................................  4645       147     4617       172     4.a
   b. To non-U.S. addressees (domicile)................................  4646         0     4618         0     4.b
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans...................................  4656       357     4666        38     5.a
   b. Other (includes single payment, installment, and all student
      loans)...........................................................  4657       163     4667       159     5.b
6. Loans to foreign governments and official institutions..............  4643         0     4627         0     6.
7. All other loans.....................................................  4644         0     4628         0     7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)....................................  4658         0     4668         0     8.a
   b. Of non-U.S. addressees (domicile)................................  4659         0     4669         0     8.b
9. Total (sum of items 1 through 8)....................................  4635     1,261     4605       758     9.

Memoranda

                                                                         ------Calendar year-to-date------
                                                                           (Column A)         (Column B)
                                                                          Charge-offs         Recoveries
                                                                         --------------     --------------
                                                                         RIAD               RIAD
                                                                         ----               ----
3. Not applicable.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above.........................  5409         0     5410         0     M.4
2. Loans secured by real estate (sum of Memorandum items 5.a through
   5.e must equal sum of Schedule RI-B, part I, items 1.a and 1.b, above):
   a. Construction and land development................................  3582         0     3583        12     M.5.a
   b. Secured by farmland..............................................  3584         0     3585         0     M.5.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit................  5411       126     5412         5     M.5.c1
      (2) All other loans secured by 1-4 family residential properties.  5413        74     5414         0     M.5.c2
   d. Secured by multifamily (5 or more) residential properties........  3588         0     3589         0     M.5.d
   e. Secured by nonfarm nonresidential properties.....................  3590       394     3591       340     M.5.e

ONBANK & TRUST COMPANY                       Call Date: 6/30/96        ST-BK: 36-7420             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RI-5
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      7
Transit Number: 11300106

Schedule RI-B -- Continued

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                                                               RIAD
                                                                                               ----
Balance originally reported in the December 31, 1994, Reports of Condition and Income........  3124    21,487     1.
Recoveries (must equal part I, item 9, column 8 above).......................................  4605       759     2.
LESS: Charge-offs (must equal part I, item 9, column A above)................................  4635     1,261     3.
Provision for loan and lease losses (must equal Schedule RI, item 4.a).......................  4230     3,180     4.
Adjustments * (see instructions for this schedule)...........................................  4815         0     5.
Balance end of current period (sum of items 1 through 5) (must equal Schedule RC, item
  4.b).......................................................................................  3123    24,134     6.

- --------------
Describe on Schedule RI-E -- Explanations.

Schedule RI-C -- Applicable Income Taxes by Taxing Authority


                                                                                                              I389 {-
Schedule RI-C is to be reported with the December Report of Income.                       Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                                                               RIAD
                                                                                               ----
Federal......................................................................................  4780       N/A     1.
State and local..............................................................................  4790       N/A     2.
Foreign......................................................................................  4795       N/A     3.
Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)...........  4770       N/A     4.
Deferred portion of item 4...................................................................  4772       N/A     5.

Schedule RI-E -- Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                              I395 {-
                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
All other noninterest income (from Schedule RI, item 5.f.(2))
                                                                                         RIAD    Year-to-date
                                                                                         ----
1.  Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
    a. Net gains on other real estate owned............................................  5415            0       1.a
    b. Net gains on sales of loans.....................................................  5416            0       1.b
    c. Net gains on sales of premises and fixed assets.................................  5417        1,673       1.c
    Itemize and describe the three largest other amounts that exceed 10% of Schedule
    RI, item 5.f.(2):
    d. 4461:   INTERCOMPANY MANAGEMENT FEES ...........................................  4461        2,958       1.d
    e. 4462:   ........................................................................  4462                    1.e
    f. 4463:   ........................................................................  4463                    1.f

ONBANK & TRUST COMPANY                       Call Date: 6/30/96        ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RI-6
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      8
Transit Number: 11300106

Schedule RI-E -- Continued

                                                                                            Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------
                                                                                      RIAD       Year-to-date
                                                                                      -----
2. Other noninterest expense (from Schedule R1, item 7.c):
   a.  Amortization expense of intangible assets..................................... 4531       2,054            2.a
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b.  Net losses on other real estate owned......................................... 5418           0            2.b
   c.  Net losses on sales of loans.................................................. 5419           0            2.c
   d.  Net losses on sales of premises and fixed assets.............................. 5420           0            2.d
   Itemize and describe the three largest other amounts that exceed 10% of Schedule
   RI, item 7.c:
       TEXT                                                                           RIAD
       ----                                                                           ----
   e.  4464: DATA PROCESSING                                                          4464       4,888            2.e
   f.  4467: ........................................................................ 4467                        2.f
   g.  4468: ........................................................................ 4468                        2.g
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
          TEXT                                                RIAD
          ----                                                ----
  a.  (1) 4469: ............................................                          4469                        3.a.1
      (2) Applicable income tax effect......................  4486            0                                   3.a.2
  b.  (1) 4487: ............................................                          4487                        3.b.1
      (2) Applicable income tax effect......................  4488            0                                   3.b.2
  c.  (1) 4489: ............................................                          4489                        3.c.1
      (2) Applicable income tax effect......................  4491            0                                   3.c.2

4. Equity capital adjustments from amended Reports of Income (from Schedule
   RI-A, item 2) (itemize and describe all adjustments):
       TEXT                                                                           RIAD
       ----                                                                           ----
   a.  4492: .......................................................................  4492                        4.a
   b.  4493: .......................................................................  4493                        4.b
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
       TEXT                                                                           RIAD
       ----                                                                           ----
   a.  4494: .......................................................................  4494                        5.a
   b.  4495: .......................................................................  4495                        5.b
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
       TEXT                                                                           RIAD
       ----                                                                           ----
   a.  4496: .......................................................................  4496                        6.a
   b.  4497: .......................................................................  4497                        6.b
7. Other transactions with parent holding company (from Schedule RI-A, item 12)
   (itemize and describe all such transactions):
       TEXT                                                                           RIAD
       ----                                                                           ----
   a.  4498: .......................................................................  4498                        7.a
   b.  4499: .......................................................................  4499                        7.b
8. Adjustments to all allowance for loan and lease losses (from Schedule RI-B, part
   II, item 5) (itemize and describe all adjustments):
       TEXT                                                                           RIAD
       ----                                                                           ----
   a.  4521: Bank Acquisitions......................................................  4521                        8.a
   b.  4522: .......................................................................  4522                        8.b


                                                                                                         I398  I399 {-

9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
   No comment: X  (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-1
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      9
Transit Number: 11300106

Consolidated Report of Condition for Insured
Commercial and State-Chartered Savings Banks for June 30, 1996

     Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                                      C300 {-
                                                                                                  Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------
SETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):
     a.   Noninterest-bearing balances and currency and coin(1).................................    0081       98,813    1.a
     b.   Interest bearing balnaces(2)..........................................................    0071       20,893    1.b
  2. Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)............................    1754    1,332,280    2.a
     b.   Available-for-sale securities (from Schedule RC-B, column D)..........................    1773      469,632    2.b
  3. Federal funds sold and securiites purchased under agreements to resell:
     a.   Federal funds sold....................................................................    0276            0    3.a
     b.   Securities purchased under agreements to resell.......................................    0277            0    3.b
                                                                             RCON
                                                                             -----
  4. Loans and lease financing receivables:
     a.   Loans and leases, net of unearned income (from Schedule RC-C)...   2122      1,371,171                         4.a
     b.   LESS: Allowance for loan and lease losses.......................   3123         24,134                         4.b
     c.   LESS: Allocated transfer risk reserve...........................   3128              0                         4.c
     d.   Loans and leases, net of unearned income, allowance, and reserve (item 4.a minus 4.b
          and 4.c)..............................................................................    2125    1,347,027    4.d
  5. Trading assets (from Schedule RC-D)........................................................    3545            0    5.
  6. Premises and fixed assets (including capitalized leases)...................................    2145       44,852    6.
  7. Other real estate owned (from Schedule RC-M)...............................................    2150        1,134    7.
  8. Investments in unconsolidated subsidiaries and associated companies (from Schedule
     RC-M)......................................................................................    2130        2,006    8.
  9. Customers' liability to this bank on acceptances outstanding...............................    2155            0    9.
 10. Intangible assets (from Schedule RC-M).....................................................    2143       18,897    10.
 11. Other assets (from Schedule RC-F)..........................................................    2160       90,220    11.
 12. Total assets (sum of items 1 through 11)...................................................    2170    3,425,834    12.

- ---------------
(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-2
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      10
Transit Number: 11300106

Schedule RC -- Continued

                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                                                       RCON
                                                                                       ----
LIABILITIES
     Deposits:
13.  a. In domestic offices (sum of totals of columns A and C from Schedule RC-E..... 2200     2,515,487     13.a
       (1) Noninterest-bearing(1).................................................... 6631       301,499     13.a.1
       (2) Interest-bearing.......................................................... 6636     2,213,988     13.a.2
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs................
       (1) Noninterest-bearing.......................................................
       (2) Interest-bearing..........................................................
14.  Federal funds purchased and securities sold under agreements to repurchase:
     a. Federal funds purchased...................................................... 0278          500      14.a
     b. Securities sold under agreements to repurchase............................... 0279      113,744      14.b
15.  a. Demand notes issued to the U.S. Treasury..................................... 2840            0      15.a
     b. Trading liabilities (from Schedule RC-D)..................................... 3548            0      15.b
16.  Other borrowed money:
     a. With original maturity of one year or less................................... 2332      259,245      16.a
     b. With original maturity of more than one year................................. 2333      230,164      16.b
17.  Mortgage indebtedness and obligations under capitalized leases.................  2910          529      17.
18.  Bank's liability on acceptances executed and outstanding.......................  2920            0      18.
19.  Subordinated notes and debentures..............................................  3200            0      19.
20.  Other liabilities (from Schedule RC-G).........................................  2930       57,698      20.
21.  Total liabilities (sum of items 13 through 20).................................  2948    3,197,367      21.
22.  Limited-life preferred stock and related surplus...............................  3282            0      22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus..................................  3838            0      23.
24.  Common stock...................................................................  3230        5,445      24.
25.  Surplus (exclude all surplus related to preferred stock).......................  3839      218,996      25.
26.  a. Undivided profits and capital reserves......................................  3632       28,776      26.a
     b. Net unrealized holding gains (losses) on available-for-sale securities......  8434      (22,620)     26.b
27.  Cumulative foreign currency translation adjustments............................
28.  Total equity capital (sum of items 23 through 27)..............................  3210      228,4O7      28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of
     items 21, 22 and 28)...........................................................  3300    3,425,854      29.

MEMORANDUM
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank
     by independent external auditors as of any date during 1994....................  6724          N/A      M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- ---------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-3
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      11
Transit Number: 11300106

Schedule RC-A -- Cash and Balances Due from Depository Institutions Exclude assets held for trading.

                                                                                                              C305 {-
                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and coin:
   a. Cash items in process of collection and unposted debits..............................  0020       25,910    1.a
   b. Currency and coin....................................................................  0080       25,691    1.b
2. Balances due from depository institutions in the U.S.:
   a. U.S. branches and agencies of foreign banks..........................................  0083          297    2.a
   b. Other commercial banks in the U.S. and other depository institutions in the U.S......  0085       33,412    2.b
3. Balances due from banks in foreign countries and foreign central banks:
   a. Foreign branches of other U.S. banks.................................................  0073            0    3.a
   b. Other banks in foreign countries and foreign central banks...........................  0074            0    3.b
4. Balances due from Federal Reserve Banks.................................................  0090       34,486    4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b).....  0010      119,796    5.

Memorandum

                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in items
   2.a and 2.b above)......................................................................  0050       12,727    M.1

Schedule RC-B -- Securities

Exclude assets held for trading.

                                                                                                              C310 {-
                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                 Held-to-maturity                      Available-for-sale
                                                                                  (Column C)      (Column D)
                                          (Column A)          (Column B)         Amortized           Fair
                                        Amortized Cost        Fair Value            Cost           Value(1)
                                       ----------------    ----------------    ------------      ------------
                                       RCON                RCON                RCON              RCON
                                       ----                ----                ----              ----
1. U.S. Treasury securities..........  0211     24,719    0213      24,703    1286         0    1287         0   1.
2. U.S. Government agency and
   corporation obligations (exclude
   mortgage-backed securities):
                                       RCON               RCON                RCON              RCON
                                       ----               ----                ----              ----
   a. Issued by U.S. Government
      agencies(2)....................  1289          0    1290           0    1291         0    1293         0   2.a
   b. Issued by U.S. Government-
      sponsored agencies(3)..........  1294    135,540    1295     133,829    1297    44,994    1298    43,285   2.b

- ---------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

ONBANK & TRUST COMPANY                       Call Date: O6/30/96        ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-4
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      12
Transit Number: 11300106

Schedule RC-B - Continued
Exclude assets held for trading.

                                                                                                      Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                  Held-to-maturity                 Available-for-sale
                                                            (Column A)        (Column B)       (Column C)      (Column D)
                                                          Amortized Cost      Fair Value     Amortized Cost  Fair Value(1)
                                                         ----------------  ----------------  --------------  --------------
3. Securities issued by states and political
   subdivisions in the U.S.:
                                                          RCON              RCON              RCON            RCON
                                                          ----              ----              ----            ----
   a. General obligations...............................  1676      63,009  1677      63,864  1678         0  1679         0  3.a
   b. Revenue obligations...............................  1681           0  1686           0  1690         0  1691         0  3.b
   c. Industrial development and similar obligations....  1694           0  1695           0  1696         0  1697         0  3.c
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA............................  1698       4,408  1699       4,233  1701   100,527  1702    99,838  4a1
      (2) Issued by FNMA and FHLMC......................  1703      42,823  1705      41,067  1706   259,638  1707   259,970  4a2
      (3) Other pass-through securities.................  1709           0  1710           0  1711         0  1713         0  4a3
   b. Other mortgage-backed securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA, GNMA............  1714     630,798  1715     635,517  1716    18,509  1717    18,441  4b1
                                                          RCON              RCON              RCON            RCON
                                                          ----              ----              ----            ----
      (2) Collateralized by MBS issued or guaranteed by
          FNMA, FHLMC, or GNMA..........................  1718      12,800  1719      12,874  1731         0  1732         0  4b2
      (3) All other mortgage-backed securities..........  1733     418,152  1734     419,982  1735    13,032  1736    12,880  4b3
5. Other debt securities:
                                                          RCON              RCON              RCON            RCON
                                                          ----              ----              ----            ----
   a. Other domestic debt securities....................  1737           0  1738           0  1739         0  1741         0  5.a
   b. Foreign debt securities...........................  1742          30  1743          31  1744         0  1746         0  5.b
6. Equity securities:
                                                          RCON              RCON              RCON            RCON
                                                          ----              ----              ----            ----
   a. Investments in mutual funds.......................                                      1747         0  1748         0  6.a
   b. Other equity securities with readily determinable
      fair values.......................................                                      1749         0  1751         0  6.b
   c. All other equity securities(1)....................                                      1752    35,158  1753    35,158  6.c
                                                          RCON              RCON              RCON            RCON
                                                          ----              ----              ----            ----
7. Total (sum of items 1 through 6)(total of column A
   must equal Schedule RC, item 2.a) (total of column D
   must equal Schedule RC, item 2.b)....................  1754   1,322,280  1771   1,336,100  1772   471,856  1773   469,632   7.

- -----------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

OnBank & Trust Company                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 South Salina Street                                                                           Page RC-5
Syracuse, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      13
Transit Number: 11300106

Schedule RC-B -- Continued

Memoranda

                                                                                                                  C312 {-
                                                                                              Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------
                                                                                       RCON
                                                                                       ----
  1. Pledged securities (2)..........................................................  0416        695,213       M.1
  2. Maturity and repricing data for debt securities (2,3,4)(excluding those in nonaccrual status):
     a.   Fixed rate debt securities with a remaining maturity of:
          (1) Three months or less...................................................  0343          9,465       M.2.a1
          (2) Over three months through 12 months....................................  0344         75,038       M.2.a2
          (3) Over one year through five years.......................................  0345        114,710       M.2.a3
          (4) Over five years........................................................  0346      1,005,380       M.2.a4
          (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
          through 2.a(4))............................................................  0347      1,204,533       M.2.a5
     b.   Floating rate debt securities with a repricing frequency of:
          (1) Quarterly or more frequently...........................................  4544        117,452       M.2.b1
          (2) Annually or more frequently, but less frequently than quarterly........  4545        427,708       M.2.b2
          (3) Every five years or more frequently, but less frequently than
          annually...................................................................  4551         17,001       M.2.b3
          (4) Less frequently than every five years..................................  4552              0       M.2.b4
          (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
          through 2.b.(4))...........................................................  4553        562,161       M.2.b5
     c.   Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included in Schedule
          RC-N, item 9, column C)....................................................  0393      1,766,754       M.2.c
  3. Not applicable..................................................................
  4. Held-to-maturity debt securities restructured and in compliance with modified
     terms (included in Schedule RC-B, items 3 through 5, column A, above)...........  5365              0       M.4
  5. Not applicable..................................................................
  6. Floating rate debt securities with a remaining maturity of one year or less(2)
     (included in Memorandum item 2.b.(5) above).....................................  5519              0       M.6
  7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
     (report the amortized cost at date of sale or transfer).........................  1778              0       M.7
  8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
     a.   Amortized cost.............................................................  8780         84,156       M.8.a
     b.   Fair value.................................................................  8781         86,297       M.8.b
  9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
     a.   Amortized cost.............................................................  8782        100,150       M.9.a
     b.   Fair value.................................................................  8783         98,577       M.9.b

- ---------------

(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Onbank & Trust Company                       Call Date: 06/30/95       ST-BK: 36-7430             FFIEC  032
101 South Salina Street                                                                           Page RC-6
Syracuse, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      14
Transit Number: 11300106

Schedule RC-C -- Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                             C315 {-
                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                         RCON
                                                                                         ----
 1. Loans secured by real estate:
    a. Construction and land development...............................................  1415      31,371    1.a
    b. Secured by farmland (including farm residential and other improvements).........  1420         826    1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties and
           extended under lines of credit..............................................  1797      91,618    1.c.1
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens..................................................  5367     553,281    1.c.2a
           (b) Secured by junior liens.................................................  5368         688    1.c.2b
    d. Secured by multifamily (5 or more) residential properties.......................  1460       6,160    1.d
    e. Secured by nonfarm nonresidential properties....................................  1480     201,037    1.e
 2. Loans to depository institutions:
    a. To commercial banks in the U.S.:
       (1) To U.S. branches and agencies of foreign banks..............................  1506           0    2.a.1
       (2) To other commercial banks in the U.S........................................  1507           0    2.a.2
    b. To other depository institutions in the U.S.....................................  1517           0    2.b
    c. To banks in foreign countries:
       (1) To foreign branches of other U.S. banks.....................................  1513           0    2.c.1
       (2) To other banks in foreign countries.........................................  1516           0    2.c.2
 3. Loans to finance agricultural production and other loans to farmers................  1590       3,677    3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile)...................................................  1763     297,905    4.a
    b. To non-U.S. addressees (domicile)...............................................  1764           0    4.b
 5. Acceptances of other banks:
    a. Of U.S. banks...................................................................  1756           0    5.a
    b. Of foreign banks................................................................  1757           0    5.b
 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
    a. Credit cards and related plans (includes check credit and other revolving credit
       plans)..........................................................................  2008      25,838    6.1
    b. Other (includes single payment, installment, and all student loans).............  2011     149,638    6.b
 7. Loans to foreign governments and official institutions (including foreign central
    banks).............................................................................  2081           0    7.
 8. Obligations (other than securities and leases) of states and political subdivisions
    in the U.S. (includes nonrated industrial development obligations).................  2107       7,110    8.
 9. Other loans:
    a. Loans for purchasing or carrying securities (secured and unsecured).............  1545           0    9.a
    b. All other loans (exclude consumer loans)........................................  1564       1,074    9.b
10. Lease financing receivables (net of unearned income):
    a. Of U.S. addressees (domicile)...................................................  2182       5,481    10.a
    b. Of non-U.S. addressees (domicile)...............................................  2183           0    10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above....................  2123       4,453    11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus
    item 11) (must equal Schedule RC, item 4.a)........................................  2122   1,371,171    12.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-7
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      15
Transit Number: 11300106

Schedule RC-C - Continued

Part I. Continued

Memoranda

                                                                                                Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
1. Commercial paper included in Schedule RC-C, part I, above...............................  1496            0    M.1
2. Loans and leases restructured and in compliance with modified terms (included in
   Schedule RC-C, part I, above):
   a. Loans secured by real estate:
      (1)  To U.S. addressees (domicile)...................................................  1687            0    M.2.a1
      (2)  To non-U.S. addressees (domicile)...............................................  1689            0    M.2.a2
   b. All other loans and all lease financing receivables (exclude loans to individuals
      for household, family, and other personal expenditures)..............................  8691            0    M.2.b
   c. Commercial and industrial loans to and lease financing receivables of non-U.S.
      addressees (domicile) included in Memorandum item 2.b above..........................  8692            0    M.2.c
3. Maturity and repricing data for loans and leases (1)(excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1)  Three months or less............................................................  0348       20,608    M.3.a1
      (2)  Over three months through 12 months.............................................  0349       57,584    M.3.a2
      (3)  Over one year through five years................................................  0356      129,734    M.3.a3
      (4)  Over five years.................................................................  0357      394,369    M.3.a4
      (5)  Total fixed rate loans and leases (sum of Memorandum items 3.a.(1) through
           3.a.(4))........................................................................  0358      602,295    M.3.a5
   b. Floating rate loans with a repricing frequency of:
      (1)  Quarterly or more frequently....................................................  4554      445,148    M.3.b1
      (2)  Annually or more frequently, but less frequently than quarterly.................  4555      199,534    M.3.b2
      (3)  Every five years or more frequently, but less frequently than annually..........  4561      101,564    M.3.b3
      (4)  Less frequently than every five years...........................................  4564       16,252    M.3.b4
      (5)  Total floating rate loans (sum of Memorandum items 3.b.1 through 3.b.(4)).......  4567      762,498    M.3.b5
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (Must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 12, plus unearned income from Schedule RC-C, part I, item 11, minus total nonaccrual loans
      and leases from Schedule RC-N, sum of items 1 through 8, column C)...................  1479    1,364,793    M.3.c
   d. Floating rate loans with a remaining maturity of one year or less (included in
      Memorandum items 3.b.(1) through 3.b.(4) above)......................................  A246      108,181    M.3.d.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4
   and 9.b, page RC-6(2)...................................................................  2746            0    M.4
5. Loans and leases held for sale (included in Schedule RC-C, part I, above)...............  5369        7,243    M.5
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential
   properties (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-6)..............  5370      176,612    M.6

- ---------------

(1) Memorandum item 3 is not applicable to savings banks that must complete Schedule RC-J.

(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-7a
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                     15a

Schedule RC-C - Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan; (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of your bank's
    "Commercial and industrial loans to U.S. addresses" reported in
    Schedule RC-C, part I, item 4.a, have  original amounts of $100,000 or
    less (If your bank has no loans outstanding in both of these two loan                             C318  {-
    categories, place an "X" in the box marked "NO" and go to item 5;              RCON     YES         NO
    otherwise, see instructions for further information.) ......................   6999                  X   1.


If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

                                                               Number of Loans
                                                             -------------------
2.  Report the total number of loans currently outstanding
    for each of the following Schedule RC-C, part I, loan
    categories:                                               RCON
    a.  "Loans secured by nonfarm nonresidential
        properties" reported in Schedule RC-C, part I,
        item 1.e ..........................................   5562      N/A      2.a
    b.  "Commercial and industrial loans to U.S. addresses"
        reported in Schedule RC-C, part I, item 4.a .......   5563      N/A      2.b

                                                                 (Column A)                 (Column B)
                                                                                              Amount
                                                                                             Currently
                                                               Number of Loans              Outstanding
                                                             -------------------   ----------------------------
                           Dollar Amounts in Thousands       RCON                   RCON
- -----------------------------------------------------------------                   ----------------------------
3.  Number and amount currently outstanding of "Loans
    secured by nonfarm nonresidential properties"
    reported in Schedule RC-C, part I, item 1.e (sum
    of items 3.a through 3.c must be less than or
    equal to Schedule RC-C, part I, item 1.3):
    a. With original amounts of $100,000 or less ..........  5564        172       5565                    6,922    3.a
    b. With original amounts of more than $100,000
       through $250,000 ...................................  5566        181       5567                   22,181    3.b
    c. With original amounts of more than $250,000
       through $1,000,000 .................................  5568        177       5569                   68,743    3.c
4.  Number and amount currently outstanding of "Commercial
    and industrial loans to U.S. addressees" reported in
    Schedule RC-C, Part I, item 4.a (sum of items 4.a
    through 4.c must be less than or equal to Schedule
    RC-C, part I, item 4.a):
    a. With original amounts of $100,000 or less ..........  5570        993       5571                   29,682    4.a
    b. With original amounts of more than $100,000
       through $250,000 ...................................  5572        245       5573                   28,569    4.b
    c. With original amounts of more than $250,000
       through $1,000,000 .................................  5574        223       5575                   64,446    4.c



                                      15a

Onbank & Trust Company                       Call Date: 06/30/95       ST-BK: 36-7430             FFIEC  032
101 South Salina Street                                                                           Page RC-7b
Syracuse, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      15b


Schedule RC-C -- Continued

Part II. Continued

Agricultural Loans to Small Farms

5.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland
    (including farm residential and other improvements)" reported in
    Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3,
    have original amounts of $100,000 or less (If your bank has no loans                                 YES     NO
    outstanding in both of these two loan categories, place an "X" in the                                ---     ---
    box marked "NO" and do not complete items 7 and 8; otherwise, see instructions
    for further information.)................................................................  6960               x  5.

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

                                                                                                   Number of Loans
6.  Report the total number of loans currently outstanding for each of the                      ---------------------
    following Schedule RC-C, part I, loan categories:                                           RCON
    a.  "Loans secured by farmland (including farm residential and other                        ----
        improvements)" reported in Schedule RC-C, part I, item 1.b...........................   5576    N/A     6.a
    b.  "Loans to finance agricultural production and other loans to farmers" reported in
        Schedule RC-C, part I, item 3........................................................   5577    N/A     6.b

                                                                                                Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------
                                                                                  (Column A)          (Column B)
                                                                                                        Amount
                                                                                                      Currently
                                                                               Number of Loans        Outstanding
                                                                               ----------------    ----------------
                                                                               RCON                RCON
                                                                               ----                ----
7.   Number and amount currently outstanding of "Loans secured by farmland
     (including farm residential and other improvements)" reported in
     Schedule RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):
     a.   With original amounts of $100,000 or less..........................  5578           2    5579          53     7.a
     b.   With original amounts of more than $100,000 through $250,000.......  5580           0    5581           0     7.b
     c.   With original amounts of more than $250,000 through $500,000.......  5582           0    5583           0     7.c
8.   Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule
     RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):
     a.   With original amounts of $100,000 or less..........................  5584          20    5585          490    8.a
     b.   With original amounts of more than $100,000 through $250,000.......  5586           8    5587        1,082    8.b
     c.   With original amounts of more than $250,000 through $500,000.......  5588           3    5589          982    8.c

Onbank & Trust Company                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 South Salina Street                                                                           Page RC-8
Syracuse, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      16
Transit Number: 11300106

Schedule RC-D -- Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                            C320 {-
                                                                                        Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                        RCON
                                                                                              ----
 1. U.S. Treasury securities................................................................  3531      0      1.
 2. U.S. Government agency and corporation obligations (exclude mortgage-backed
    securities).............................................................................  3532      0      2.
 3. Securities issued by states and political subdivisions in the U.S.......................  3533      0      3.
 4. Mortgage-backed securities (MBS):
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA.................  3534      0      4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include
       CMOs, REMICs, and stripped MBS)......................................................  3535      0      4.b
    c. All other mortgage-backed securities.................................................  3536      0      4.c
 5. Other debt securities...................................................................  3537      0      5.
 6. Certificates of deposit.................................................................  3538      0      6.
 7. Commercial paper........................................................................  3539      0      7.
 8. Bankers acceptances.....................................................................  3540      0      8.
 9. Other trading assets....................................................................  3541      0      9.
10. Not applicable..........................................................................
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and
    equity contracts........................................................................  4549      0     11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5).......  3545      0     12.

LIABILITIES
13. Liability for short positions...........................................................  3546      0     13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts........................................................................  3547      0     14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item
    15.b)...................................................................................  3548      0     15.

Onbank & Trust Company                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 South Salina Street                                                                           Page RC-9
Syracuse, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      17
Transit Number: 11300106

Schedule RC-E -- Deposit Liabilities

                                                                                                          C325 {-
                                                                                      Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------
                                                                                          -Nontransaction-
                                                  --------Transaction Accounts--------        Accounts
                                                     (Column A)                              (Column C)
                                                       Total             (Column B)            Total
                                                    transaction         Memo: Total        nontransaction
                                                      accounts        demand deposits         accounts
                                                  (including total      (included in         (including
                                                  demand deposits)       column A)             MMDAs)
                                                  ----------------    ----------------    ----------------
                                                  RCON                RCON                RCON
                                                  ----                ----                ----
Deposits of:
1. Individuals, partnerships and corporations...  2201     285,561    2240     260,667    2346   1,904,372     1.
2. U.S. Government..............................  2202          99    2280          99    2520           0     2.
3. States and political subdivisions in the
   U.S..........................................  2203      31,112    2290      22,888    2530     276,498     3.
4. Commercial banks in the U.S..................  2206           0    2310           0                   0     4.
   a. U.S. branches and agencies of foreign
   banks........................................                                          2347           0     4a
   b. Other commercial banks in the U.S.........                                          2348       1,032     4b
5. Other depository institutions in the U.S.....  2207       2,153    2312       2,153    2349           0     5.
6. Banks in foreign countries...................  2213           0    2320           0                         6.
   a. Foreign branches of other U.S. banks......                                          2367           0     6a
   b. Other banks in foreign countries..........                                          2373           0     6b
7. Foreign governments and official institutions
   (including foreign central banks)............  2216           0    2300           0    2377           0     7.
8. Certified and official checks................  2330      15,692    2330      15,692                         8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC, item
   13.a)........................................  2215     334,617    2210     301,499    2385   2,180,870     9.

Memoranda

                                                                                        Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------
                                                                                        RCON
                                                                                        ----
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............  6835     181,637    M.1.a
   b. Total brokered deposits.........................................................  2365     203,665    M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000...............................  2343           0    M.1.c1
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less...  2344     203,665    M.1.c2
   d. Total deposits denominated in foreign currencies................................  3776           0    M.1.d
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
      required under state law).......................................................  5590     280,505    M.1.e
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must equal item 9, Column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs).......................................  6810     154,833    M.2.a1
      (2) Other savings deposits (excludes MMDAs).....................................  0352     686,971    M.2.a2
   b. Total time deposits of less than $100,000.......................................  6648     760,249    M.2.b
   c. Time certificates of deposit of $100,000 or more................................  6645     578,817    M.2.c
   d. Open-account time deposits of $100,000 or more..................................  6646           0    M.2.d
3. All NOW accounts (included in column A above)......................................  2398      33,118    M.3

ONBANK & TRUST                               Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-10
SYRACUSE, NY  13221                          Vendor ID: D              CERT: 24344
                                                                                                      18
Transit Number: 11300106

SCHEDULE RC-E -- Continued

                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                      RCON
                                                                                      ----
Maturity and repricing data for time deposits of less than $100,000 (sum of
Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):(1)
a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:
   (1) Three months or less.........................................................  A225      162,285      M.5.a.(1)
   (2) Over three months through 12 months..........................................  A226      354,999      M.5.a.(2)
   (3) Over one year ...............................................................  A227      184,919      M.5.a.(3)
b. Floating rate time deposits of less than $100,000 with a repricing frequency of:
   (1) Quarterly or more frequently.................................................  A228       58,046      M.5.b.(1)
   (2) Annually or more frequently, but less frequently than quarterly..............  A229            0      M.5.b.(2)
   (3) Less frequently than annually ...............................................  A230            0      M.5.b.(3)
c. Floating rate time deposits of less than $100,000 with a remaining maturity of
   one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above.....  A231       28,576      M.5.c.
Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of
$100,000 or more)
(sum of Memorandum items 6.a.(1) thorugh 6.b.(4) must equal the sum of Memorandum items 2.c. and 2.d. above):(1)
a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:
   (1) Three months or less ........................................................  A232      280,477      M.6.a.(1)
   (2) Over three months through 12 months .........................................  A233      196,610      M.6.a.(2)
   (3) Over one year through five years ............................................  A234       93,651      M.6.a.(3)
   (4) Over five years .............................................................  A235        4,991      M.6.a.(4)
b. Floating rate time deposits of $100,000 or more with a repricing frequency of:
   (1) Quarterly or more frequently ................................................  A236        3,088      M.6.b.(1)
   (2) Annually or more frequently, but less frequently than quarterly..............  A237            0      M.6.b.(2)
   (3) Every five years or more frequently, but less frequently than annually.......  A238            0      M.6.b.(3)
   (4) Less frequently than every five years .......................................  A239            0      M.6.b.(4)
c. Floating rate time deposits of $100,000 or more with a remaining maturity of
   one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above)....  A240        1,810      M.6.c.

- ---------------

Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-11
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      19
Transit Number: 11300106

Schedule RC-F -- Other Assets

                                                                                                             C330 {-
                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
1. Income earned, not collected on loans...................................................  2164      8,914    1.
2. Net deferred tax assets(1)..............................................................  2148     26,295    2.
3. Excess residential mortgage servicing fees receivable...................................  5371      2,076    3.
4. Other (itemize and describe amounts that exceed 25% of this item).......................  2168     52,935    4.
      TEXT                                           RCON
      ----                                           ----
   a. 3549: INTERCOMPANY A/C.........................3549     19,272                                            4.a
   b. 3550: IENC-SECURs..............................3550     14,116                                            4.b
   c. 3551:..........................................3551                                                       4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)......................  2160     90,220    5.

Memorandum

                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
1. Deferred tax assets disallowed for regulatory capital purposes..........................  5610          0    M.1

Schedule RC-G -- Other Liabilities

                                                                                                             C335 {-
                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
1. a. Interest accrued and unpaid on deposits(2)...........................................  3645      5,348    1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)............  3646      8,065    1.b
2. Net deferred tax liabilities(1).........................................................  3049          0    2.
3. Minority interest in consolidated subsidiaries..........................................  3000          0    3.
4. Other (itemize and describe amounts that exceed 25% of this item).......................  2938     44,285    4.
      TEXT                                         RCON
      ----                                         ----
   a. 3552: Deferred Fee-Unfunded Commitments..... 3552   42,444                                                 4.a
   b. 3553:....................................... 3553                                                          4.b
   c. 3554:....................................... 3554                                                          4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)......................  2930     57,698     5.

- ---------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2) For savings banks, includes "dividends" accrued and unpaid on deposits.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-12
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      20
Transit Number: 11300106

Schedule RC-K -- Quarterly Averages(1)

                                                                                                                  C355 {-
                                                                                              Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------
                                                                                            RCON
                                                                                            ----
ASSETS
 1. Interest-bearing balances due from depository institutions............................  3381         8,205     1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)....  3382     1,274,251     2.
 3. Securities issued by states and political subdivisions in the U.S.(2).................  3383        67,370     3.
 4. a.   Other debt securities(2).........................................................  3647       423,623     4.a
    b.   Equity securities (3) (includes investments in mutual funds and Federal Reserve
         stock)...........................................................................  3648        35,158     4.b
 5. Federal funds sold and securities purchased under agreements to resell................  3365        29,907     5.
 6. Loans:
    a.   Total Loans......................................................................  3360     1,346,190     6.a
    b.   Loans secured by real estate.....................................................  3385       894,022     6.b
    c.   Loans to finance agricultural production and other loans to farmers..............  3386         3,677     6.c
    d.   Commercial and industrial loans..................................................  3387       274,376     6.d
    e.   Loans to individuals for household, family, and other personal expenditures......  3388       174,115     6.e
 7. Trading assets........................................................................  3401             0     7.
 8. Lease financing receivables (net of unearned income)..................................  3484         3,797     8.
 9. Total assets(4).......................................................................  3368     3,366,858     9.

LIABILITIES
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and
    preauthorized transfer accounts) (exclude demand deposits)............................  3485        28,766     10.
11. Nontransaction accounts:
    a.   Money market deposit accounts (MMDAs)............................................  3486       154,325     11.a
    b.   Other savings deposits...........................................................  3487       704,836     11.b
    c.   Time certificates of deposit of $100,000 or more.................................  3345       634,159     11.c
    d.   All other time deposits..........................................................  3469       786,301     11.d
12. Federal funds purchased and securities sold under agreements to repurchase............  3353       117,216     12.
13. Other borrowed money..................................................................  3555       412,792     13.

- ---------------

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarter averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-13
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      21
Transit Number: 11300106

Schedule RC-L -- Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                              C360 {-
                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                                                           RCON
                                                                                           -----
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
       home equity lines................................................................    3814      44,718    1.a
    b. Credit card lines................................................................    3815           0    1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate.............................    3816      29,796    1.c.1
       (2) Commitments to fund loans not secured by real estate.........................    6550           0    1.c.2
    d. Securities underwriting..........................................................    3817           0    1.d
    e. Other unused commitments.........................................................    3818     162,005    1.e
2.  Financial standby letters of credit.................................................    3819         255    2.
                                                                          RCON
                                                                          ----
    a. Amount of financial standby letters of credit conveyed to others.  3820         0                        2.a
                                                                          RCON
                                                                          ----
3.  Performance standby letters of credit..............................   3821         0                        3.
    a. Amount of performance standby letters of credit conveyed to others...............    3822      37,743    3.a
4.  Commercial and similar letters of credit............................................    3411           0    4.
5.  Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank...............................................................    3428           0    5.
6.  Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank.......................................................    3429           0    6.
7.  Securities borrowed.................................................................    3432           0    7.
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank).....................................    3433           0    8.
9.  Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
       date.............................................................................    3650           0    9.a.1
       (2) Amount of recourse exposure on these mortgages as of the report date.........    3651           0    9.a.2
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages tarnsferred as of the report
       date.............................................................................    3652           0    9.b.1
       (2) Amount of recourse exposure on these mortgages as of the report date.........    3653           0    9.b.2
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
       date.............................................................................    3654           0    9.c.1
       (2) Amount of recourse exposure on these mortgages as of the report date.........    3655           0    9.c.2
    d. Small business obligations transferred with recourse under Section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred
           as of the report date........................................................    A249           0
       (2) Amount of retained recourse on these obligations as of the report date.......    A250           0
10. When-issued securities:
    a. Gross commitments to purchase....................................................    3434           0    10.a
    b. Gross commitments to sell........................................................    3435           0    10.b
11. Spot foreign exchange contracts.....................................................    8765           0    11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")....................................................    3430           0    12.
       TEXT                                                             RCON
       ----                                                             ----
    a. 3555: ........................................................   3555         N/A                        12.a
    b. 3556: ........................................................   3556         N/A                        12.b
    c. 3557: ........................................................   3557         N/A                        12.c
    d. 3558: ........................................................   3558         N/A                        12.d

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-14
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      22
Transit Number: 11300106

Schedule RC-L -- Continued


                                                                                                                  C361 {-
                                                                                              Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivates) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total
    equity capital")....................................................................   5591           0    13.
       TEXT                                                             RCON
       ----                                                             ----
    a. 5592: ........................................................   5592         N/A                       13.a
    b. 5593: ........................................................   5593         N/A                       13.b
    c. 5594: ........................................................   5594         N/A                       13.c
    d. 5595: ........................................................   5595         N/A                       13.d

                                                                                                                 C361 {-
                                                                                              Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------
                                                          (Column A)   (Column B)   (Column C)     (Column D)
                                                           Interest     Foreign       Equity       Commodity
             Off-Balance Sheet Derivatives                     Rate       Exchange    Derivative     And Other
                  Position Indicators                     Contracts    Contracts    Contracts      Contracts
- --------------------------------------------------------  ----------   ----------   ----------     ----------

 14. Gross amounts (e.g., notional amounts)(for each
     column, sum of items 14.a through 14.e must equal
     sum of items 15, 16.a, and 16.b):
     a.   Futures contracts.............................          0             0           0              0      14.a
                                                          RCON 8693     RCON 8694   RCON 8695      RCON 8696
     b.   Forward contracts.............................          0                         0              0      14.b
                                                          RCON 8697     RCON 8698   RCON 8699      RCON 8700
     c.   Exchange-traded option contracts:
          (1) Written options...........................          0             0           0              0      14.c1
                                                          RCON 8701     RCON 8702   RCON 8703      RCON 8704
          (2) Purchased options.........................          0             0           0              0      14.c2
                                                          RCON 8705     RCON 8706   RCON 8707      RCON 8708
     d.   Over-the-counter option contracts:
          (1) Written options...........................     51,000             0           0              0      14.d1
                                                          RCON 8709     RCON 8710   RCON 8711      RCON 8712
          (2) Purchased options.........................          0             0           0              0      14.d2
                                                          RCON 8713     RCON 8714   RCON 8715      RCON 8716
     e.   Swaps.........................................     50,000             0           0              0      14.e
                                                          RCON 3450     RCON 3826   RCON 8719      RCON 8720
 15. Total gross notional amount of derivative contracts
     held for trading...................................     51,000             0           0              0      15.
                                                          RCON 7186     RCON 7187   RCON 8723      RCON 8724
 16. Total gross notional amount of derivative contracts
     held for purposes other than trading:
     a.   Contracts marked to market....................          0                         0              0      16.a
                                                          RCON 8725     RCON 8726   RCON 8727      RCON 8728
     b.   Contracts not marked to market................     50,000             0           0              0      16.b
                                                          RCON 8729     RCON 8730   RCON 8731      RCON 8732

ONBANK & TRUST COMPANY                       Call Date: 06/30/95       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-15
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      23
Transit Number: 11300106

SCHEDULE RC-L -- Continued

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
                                                         (Column A)     (Column B)         (Column C)         (Column D)
          Off-balance Sheet                               Interest        Foreign            Equity           Commodity
        Derivatives Position                                Rate         Exchange          Derivatives        And Other
             Indicators                                  Contracts       Contracts          Contracts         Contracts
- ----------------------------------------------------------------------------------------------------------------------
                                                RCON                RCON              RCON               RCON
                                                ----                ----              ----               ----
17. Gross fair values:
    a. Contracts held for trading:
       (1) Gross positive fair
           value...........................     8733            0   8734          0   8735          0    8736          0  17.a1
       (2) Gross negative fair
           value...........................     8737            0   8738          0   8739          0    8740          0  17.a2
    b. Contracts held for purposes
       other than trading that are
       marked to market:
       (1) Gross positive fair
           value...........................     8741            0   8742        703   8743          0    8744          0  17.b1
       (2) Gross negative fair
           value...........................     8745            0   8746        509   8747          0    8748          0  17.b2
    c. Contracts held for purposes
       other than trading that are
       not marked to market:
       (1) Gross positive fair
           value...........................     8749          279   8750          0   8751          0    8752          0  17.c1
       (2) Gross negative fair
           value...........................     8753            0   8754          0   8755          0    8756          0  17.c2

                                                                                         Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------
                                                                                       RCON
                                                                                       ----
Memoranda
 1-2. Not applicable.................................................................
      Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused
      portions of commitments that are fee paid or otherwise legally binding)........  3833       153,631     M.3
                                                                    RCON
                                                                    ----
      a. Participations in commitments with an original...........  3834       54.322                   0     M.3.a
   3. To be completed only by banks with $1 billion or more in total assets:
   4. Standby letters of credit (both financial and performance) issued to non-U.S.
      addressees (domicile) included in Schedule RC-L, items 2 and 3, above..........  3377           831     M.4
   5. Installment loans to individuals for household, family and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
      a. Loans to purchase private passenger automobiles.............................  2741          N/A      M.5.a
      b. Credit cards and related plans..............................................  2742          N/A      M.5.b
      c. All other consumer installment credit (including mobile home loans).........  2743          N/A      M.5.c

Onbank & Trust Company                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 South Salina Street                                                                           Page RC-16
Syracuse, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      24
Transit Number: 11300106

Schedule RC-M -- Memoranda

                                                                                                          C365  {-
                                                                                        Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,
      principal shareholders and their related interests...................................  6164    21,572   1.a
                                                                           RCON    Number
                                                                           ----    ------
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as
      defined for this purpose in agency regulations.....................  6165       7                       1.b
2. Federal funds sold and securities purchased under agreements to resell with U.S.
   branches and agencies of foreign banks (1) (included in Schedule RC, items 3.a and
   3.b)....................................................................................  3405         0    2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract.............................................  5500         0    4.a
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer...............................................  5501         0    4.b.1
      (2) Serviced without recourse to servicer............................................  5502   116,998    4.b.2
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract.........................................  5503         0    4.c.1
      (2) Serviced under a special option contract.........................................  5504   130,312    4.c.2
   d. Mortgages serviced under other servicing contracts...................................  5505     9,291    4.d
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)...........................................................  2103         0    5.a
   b. Non-U.S. addressees (domicile).......................................................  2104         0    5.b
6. Intangible assets:
   a. Mortgage servicing rights............................................................  3164         0    6.a
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships..............................................  5506         0    6.b.1
      (2) All other identifiable intangible assets.........................................  5507     1,419    6.b.2
   c. Goodwill.............................................................................  3163    17,478    6.c
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)...............  2143    18,897    6.d
   e. Intangible assets that have been grandfathered for regulatory capital purposes.......  6442         0    6.e
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem the debt............................................................  3295         0    7.

- ---------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Onbank & Trust Company                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 South Salina Street                                                                           Page RC-17
Syracuse, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      25
Transit Number: 11300106

Schedule RC-M -- Continued

                                                                                                 Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------
                                                                                              RCON
                                                                                              ----
 8. a.   Other real estate owned:
         (1)  Direct and indirect investments in real estate ventures.......................  5372            0    8.a.1
         (2)  All other real estate owned:
              (a)  Construction and land development........................................  5508           24    8.a.2a
              (b)  Farmland.................................................................  5509            0    8.a.2b
              (c)  1-4 family residential properties........................................  5510          893    8.a.2c
              (d)  Multifamily (5 or more) residential properties...........................  5511            0    8.a.2d
              (e)  Nonfarm nonresidential properties........................................  5512          217    8.a.2e
         (3)  Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7).....  2150        1,134    8.a.3
    b.   Investments in unconsolidated subsidiaries and associated companies:
         (1)  Direct and indirect investments in real estate ventures.......................  5374        2,006   8.b.1
         (2)  All other investments in unconsolidated subsidiaries and associated             5375            0   8.b.2
              companies.....................................................................
         (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8).....  2130        2,006    8.b.3
    c.   Total assets of unconsolidated subsidiaries and associated companies...............  5376        2,006    8.c
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus"................................  3778            0    9.
10. Mutual fund and annuity sales during the quarter (include proprietary, private label, and third party products):
    a.   Money market funds.................................................................  6441            0    10.a
    b.   Equity securities funds............................................................  8427          156    10.b
    c.   Debt securities funds..............................................................  8428            1    10.c
    d.   Other mutual funds.................................................................  8429            5    10.d
    e.   Annuities..........................................................................  8430          308    10.e
    f.   Sales of proprietary mutual funds and annuities (included in items 10.a through      8784            0    10.f
         10.e above)........................................................................

Memorandum

                                                                                                 Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------
  1. Interbank holdings of capital instruments (to be completed for the December report only):
     a.   Reciprocal holdings of banking organizations' capital instruments..................  3836          N/A    M.1.a
     b.   Nonreciprocal holdings of banking organizations' capital instruments...............  3837          N/A    M.1.b

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-18
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      26
Transit Number: 11300106

Schedule RC-N -- Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                   C370 {-
                                                                                               Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------
                                                          --(Column A)--     --(Column B)--    ---(Column C)---
                                                            Past due 30        Past due 90
                                                          through 89 days     days or more
                                                             and still          and still
                                                             accruing           accruing          Nonaccrual
                                                          ---------------    ---------------    ---------------
                                                          RCON               RCON               RCON
                                                          ----               ----               ----
1. Loans secured by real estate:
   a.   To U.S. addressees (domicile)...................  1245     2,760     1246        337    1247      7,382    1.a
   b.   To non-U.S. addressees (domicile)...............  1248         0     1249          0    1250          0    1.b
2. Loans to depository institutions and acceptances of
   other banks:
   a.   To U.S. banks and other U.S. depositary
        institutions....................................  5377         0     5378          0    5379          0    2.a
   b.   To foreign banks................................  5380         0     5381          0    5382          0    2.b
3. Loans to finance agricultural production and other
   loans to farmers.....................................  1594         0     1597          0    1583          0    3.
4. Commercial and industrial loans:
   a.   To U.S. addressees (domicile)...................  1251     6,318     1252         62    1253      3,387    4.a
   b.   To non-U.S. addressees (domicile)...............  1254         0     1255          0    1256          0    4.b
5. Loans to individuals for household, family, and other
   personal expenditures:
   a.   Credit cards and related plans..................  5383       157     5384         43    5385          0    5.a
   b.   Other (includes single payment, installment, and
        all student loans)..............................  5386     1,732     5387        277    5388         62    5.b
6. Loans to foreign governments and official              5389         0     5390          0    5391          0
   institutions.........................................                                                           6.
7. All other loans......................................  5459         0     5460          0    5461          0    7.
8. Lease financing receivables:
   a.   Of U.S. addressees (domicile)...................  1257         0     1258          0    1259          0    8.a
   b.   Of non-U.S. addressees (domicile)...............  1271         0     1272          0    1791          0    8.b
9. Debt securities and other assets (exclude other real
   estate owned and other repossessed assets)...........  3505         0     3506          0    3507          0    9.
==========================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                            RCON               RCON               RCON
                                                            ----               ----               ----
 10. Loans and leases reported in items 1 through 8 above
     which are wholly or partially guaranteed by the U.S.
     Government...........................................  5612      455      5613        213    5614         13    10.
     a.   Guaranteed portion of loans and leases included
          in item 10 above................................  5615      422      5616        212    5617         12    10.a

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-19
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      27
Transit Number: 11300106

Schedule RC-N - Continued

Memoranda

                                                                                        Dollar Amounts In Thousands
- -------------------------------------------------------------------------------------------------------------------
                                                      --(Column A)--     --(Column B)--     -------(Column C)-------
                                                       Past due 30        Past due 90
                                                        through 89        days or more
                                                      days and still       and still
                                                         accruing           accruing               Nonaccrual
                                                      --------------     --------------     ------------------------
                                                      RCON               RCON               RCON
                                                      ----               ----               ----
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above........... 1658         0     1659         0     1661         0     M.1
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in Schedule
   RC-N, items 4 and 7, above........................ 6558         0     6559         0     6560         0     M.2
3. Loans secured by real estate (sum of Memorandum
   items 3.a through 3.e must equal sum of Schedule
   RC-N, items 1.a and 1.b, above):
   a. Construction and land development.............. 2759        15     2769         0     3492     1,363     M.3a
   b. Secured by farmland............................ 3493         0     3494         0     3495         0     M.3b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit...................... 5398       295     5399       165     5400       489     M.3c1
      (2) All other loans secured by 1-4 family
          residential properties..................... 5401       759     5402       172     5403     1,955     M.3c2
   d. Secured by multifamily (5 or more) residential
      properties..................................... 3499         0     3500         0     3501        29     M.3d
   e. Secured by nonfarm nonresidential properties... 3502     1,691     3503         0     3504     3,546     M.3e

                                                      --(Column A)--     --(Column B)--
                                                       Past due 30
                                                        through 89        Past due 90
                                                           days           days or more
                                                      --------------     --------------
                                                      RCON               RCON
                                                      ----               ----
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets........ 3522       0       3528         0     M.4.a
   b. Replacement cost of contracts with a positive
      replacement cost............................... 3529       0       3530         0     M.4.b

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-20
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      28
Transit Number: 11300106

Schedule RC-O -- Other Data for deposit Insurance Assessments

                                                                                                              C375 {-
                                                                                          Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------
                                                                                            RCON
                                                                                            ----
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits...............................................  0030          0    1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits............................  0031        N/A    1.b.1
       (2) Actual amount of unposted debits to time and savings deposits(1)...............  0032        N/A    1.b.2
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits..............................................  3510          0    2.a
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits...........................  3512        N/A    2.b.1
       (2) Actual amount of unposted credits to time and savings deposits(1)..............  3514        N/A    2.b.2
 3. Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits)....................................................................  3520          0    3.
 4. Deposits of consolidated subsidiaries (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries.......................................  2211          0    4.a
    b. Time and savings deposits (1) of consolidated subsidiaries.........................  2351          0    4.b
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries...............  5514          0    4.c
 5. Not applicable.
Item 6 is not applicable to state nonmember banks that have not been authorized by the
 Federal Reserve to act as pass-through correspondents.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Memorandum item
       4.a)...............................................................................  2314          0    6.a
    b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
       Memorandum item 4.b)...............................................................  2315          0    6.b
 7. Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums...............................................................  5516          0    7.a
    b. Unamortized discounts..............................................................  5517          0    7.b
 8. To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under Section
    5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction
    Worksheet(s)).........................................................................  5518    215,642    8.
 9. Deposits in lifeline accounts.........................................................                     9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits).............................................................................  8432          0   10.

- ---------------

(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-21
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      29
Transit Number: 11300106

Schedule RC-O -- Continued

                                                                                                      Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RCON
                                                                                                       ----
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if reciprocal demand balances between the reporting bank and savings associations were reported on a net basis rather than a gross basis
       in Schedule RC-E..............................................................................  8785        0      11.a
    b. Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were reported on a gross basis
       rather than a net basis in Schedule RC-E......................................................  8786        0      11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and
       the domestic offices of U.S. banks and savings associations in Schedule RC-E..................  8787        0      11.c

Memoranda

(To be completed each quarter except as noted)

                                                                                           Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------
                                                                                         RCON
                                                                                         ----
1.  Total deposits of the bank:
    (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less..............................  2702    1,849,307   M.1.A.1
                                                                   RCON        NUMBER
                                                                   ----        ------
       (2) Number of deposit accounts of $100,000 or less (to be completed for the June
           report only)..........................................  3779        257,326                       M.1.a2
    b. Deposit accounts of more than $100,000:
        (1) Amount of deposit accounts of more than $100,000...........................  2710      666,180   M.1.b1
                                                                   RCON        NUMBER
                                                                   ----        ------
        (2) Number of deposit accounts of more than $100,000.....  2722        2,004                         M.1.b2
2.  Estimated amount of uninsured deposits of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item
       1.b(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.
                                                                                         RCON    YES       NO
                                                                                         ----    ---       ---
       Indicate in the appropriate box at right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the
       estimate described above........................................................  6861              X      M.2.a
    b. If the box marked YES has been checked, report the estimate of uninsured deposits
       determined by using your bank's method or procedure.............................  5597         N/A         M.2.b
- -------------------------------------------------------------------------------------------------------------------------
                                                                                                                  C377 {-

Person to whom questions about the Reports of Condition and Income should be directed:

WILLIAM G. SCHMIDT, AVP                                                           (315) 442-1866
- --------------------------------------------------------------------------        ------------------------------------------------
Name and Title (TEXT 8901)                                                        Area code/phone number/extension (TEXT 8902)

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-22
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      30
Transit Number: 11300106

Schedule RC-R -- Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             C380 {-
                                                                                                RCON     YES     NO
                                                                                                ----     ---     ---
1.   Test for determining the extent to which Schedule RC-R must be completed. To be completed only by banks with total assets of less than $1 billion. Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of
     adjusted total assets....................................................................  6056     N/A     1.

          For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions)

          If the box marked YES has been checked, then the bank only has to complete item 2 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

          A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                                Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------
                                                                                  (Column A)          (Column B)
                                                                                 Subordinated
                                                                                 Debt(1) and
                                                                                 Intermediate       Other Limited-
                                                                                Term Preferred       Life Capital
                                                                                    Stock            Instruments
                                                                               ----------------    ----------------
                                                                               RCON                RCON
                                                                               ----                ----
Item 2 is to be completed by all banks.
2.   Subordinated debt(1) and other limited-life capital instruments
     (original weighted average maturity of at least five years) with a remaining maturity of:
     a.   One year or less...................................................  3780           0    3786           0     2.a
     b.   Over one year through two years....................................  3781           0    3787           0     2.b
     c.   Over two years through three years.................................  3782           0    3788           0     2.c
     d.   Over three years through four years................................  3783           0    3789           0     2.d
     e.   Over four years through five years.................................  3784           0    3790           0     2.e
     f.   Over five years....................................................  3785           0    3791           0     2.f

3. Not applicable

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                   (Column A)          (Column B)
                                                                                                         Credit
                                                                                                       Equivalent
                                                                                Assets Recorded      Amount of Off-
                                                                                 on the Balance      Balance Sheet
                                                                                     Sheet              Items(2)
                                                                                ----------------    ----------------
                                                                                RCON                RCON
                                                                                ----                ----
4.   Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
     a.   Assets recorded on the balance sheet:
          (1)  Securities issued by, other claims on, and claims
               unconditionally guaranteed by, the U.S. Government and its
               agencies and other OECD central governments....................  3794     137,919                     4.a.1
          (2)  All other......................................................  3795      60,177                     4.a.2
     b.   Credit equivalent amount of off-balance sheet items.................                      3796       0     4.b

- ---------------

(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.

(2) Do not report in column B the risk-weighted amount of assets reported in column A.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-23
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      31
Transit Number: 11300106

Schedule RC-R -- Continued

                                                                          (Column A)         (Column B)
                                                                                          Credit Equivalent
                                                                      Assets Recorded on       Amount
                                                                             the           of Off-Balance
                                                                        Balance Sheet      Sheet Items(1)
                                                                      ------------------  -----------------
1.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
    a. Assets recorded on the balance sheet:
                                                                      RCON                RCON
                                                                      ----                ----
       (1) Claims conditionally guaranteed by the U.S. Government
           and its agencies and other OECD central governments......  3798        30,832                       5.a.1
       (2) Claims collateralized by securities issued by the U.S.
           Government and its agencies and other OECD central
           governments; by securities issued by U.S.
           Government-sponsored agencies; and by cash on deposit....  3799             0                       5.a.2
       (3) All other................................................  3800     1,317,717                       5.a.3
    b. Credit equivalent amount of off-balance sheet items..........                         3801   1,619      5.b
2.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
    a. Assets recorded on the balance sheet.........................  3802       961,507                       6.a
    b. Credit equivalent amount of off-balance sheet items..........                         3803  18,872      6.b
3.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
    a. Assets recorded on the balance sheet.........................  3804       964,456                       7.a
    b. Credit equivalent amount of off-balance sheet items..........                         3805  77,071      7.b
3.  On-balance sheet asset values excluded from the calculation of
    the risk-based capital ratio(2).................................  3806       (22,620)                      8.
4.  Total assets recorded on the balance sheet (sum of items 4.a,
    5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC, item 12
    plus items 4.b and 4.c).........................................  3807     3,449,988                       9.

Memoranda

                                                                                        Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------
                                                                                   RCON
Current credit exposure across all off-balance sheet derivatives contracts by the
  risk based capital standards...................................................  8764           1,369       M.1.

                                                    -------------With a remaining maturity of------------
- -------------------------------------------------------------------------------------------------------------------
                                                                           (Column B)       (Column C)
                                                        Column A)         Over one year
                                                                          through five       Over five
                                                     One year or less         years            years
                                                    ------------------    -------------    -------------
                                                    RCON                  RCON             RCON
                                                    ----                  ----             ----
1.  Notional principal amounts of off-balance
    sheet derivative contracts:(3)
    a. Interest rate contracts....................  3809             0    8766     50,000  8767       0    M.2a
    b. Foreign exchange contracts.................  3812             0    8769          0  8770       0    M.2b
    c. gold contracts.............................  8771             0    8772          0  8773       0    M.2c
    d. Other precious metals contracts............  8774             0    8775          0  8776       0    M.2d
    e. Other commodity contracts..................  8777             0    8778          0  8779       0    M.2e
    f. Equity derivative contracts................  A000             0    A001          0  A002       0    M.2f

- ---------------

(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 36-7430             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-24
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      32
Transit Number: 11300106

                                 Optional Narrative Statement Concerning the Amounts
                                   Reported in the Reports of Condition and Income
                                        at close of business on March 31, 1995

OnBank & Trust Company                                      Syracuse                                       NY
- ---------------------------------------------------------   ------------------------------------------     ----------
Legal Title of Bank                                         City                                           State

The management of the reporting bank may, if it wishes,     the truncated statement will appear as the bank's
submit a brief narrative statement on the amounts           statement both on agency computerized records and in
reported in the Reports of Condition and Income. This       computer-file releases to the public.
optional statement will be made available to the public,
along with the publicly available data in the Reports of    All information furnished by the bank in the narrative
Condition and Income, in response to any request for        statement must be accurate and not misleading.
individual bank report data. However, the information       Appropriate efforts shall be taken by the submitting
reported in column A and in all of Memorandum item 1 of     bank to ensure the statement's accuracy. The statement
Schedule RC-N is regarded as confidential and will not      must be signed, in the space provided below, by a senior
be released to the public. BANKS CHOOSING TO SUBMIT THE     officer of the bank who thereby attests to its accuracy.
NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT
DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF      If, subsequent to the original submission, material
INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS        changes are submitted for the data reported in the
REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR     Reports of Condition and Income, the existing narrative
ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE     statement will be deleted from the files, and from
MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF         disclosure; the bank, at its option, may replace it with
THEIR CUSTOMERS. Banks choosing not to make a statement     a statement, under signature, appropriate to the amended
may check the "No comment" box below and should make no     data.
entries of any kind in the space provided for the
narrative statement; i.e., DO NOT enter in this space       The optional narrative statement will appear in agency
such phrases as "No statement," "Not applicable," "N/A,"    records and in release to the public exactly as
"No Comment," and "None."                                   submitted (or amended as described in the preceding
                                                            paragraph) by the management of the bank (except for the
The optional statement must be entered on this sheet.       truncation of statements exceeding the 750-character
The statement should not exceed 100 words. Further,         limit described above). THE STATEMENT WILL NOT BE EDITED
regardless of the number of words, the statement must       OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
not exceed 750 characters, including punctuation,           ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL
indentation, and standard spacing between words and         NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS
sentences. If any submission should exceed 750              VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION
characters, as defined, it will be truncated at 750         CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL
characters with no notice to the submitting bank and        APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT
                                                            SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
- ---------------------------------------------------------------------------------------------------------------------------
No comment:               X (RCON 6979)                                                                  C371    C372 {-
BANK MANAGEMENT STATEMENT (please type or print clearly) (TEXT 6980):










                                                            ----------------------------------------    -----------------
                                                            Signature of Executive Officer of Bank      Date of Signature

ONBANK & TRUST COMPANY                       Call Date: 06/30/96       ST-BK: 48-3778             FFIEC  032
101 SOUTH SALINA STREET                                                                           Page RC-25
SYRACUSE, NY 13221                           Vendor ID: D              CERT: 07319
                                                                                                      33
Transit Number: 11300106


                                        THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- ---------------------------------------------------------------------------------------------------------------------------

                                                            OMB No. For OCC:                     1557-0081
                                                            OMB No. For FDIC:                    3064-0052
                                                            OMB No. For Federal Reserve:         7100-0036
                                                            Expiration Date:                     03/31/95

                                                                    SPECIAL REPORT
                                                            (Dollar Amounts in Thousands)

                                        CLOSE OF BUSINESS DATE:              FDIC Certificate Number:
                                                6/30/96                               07319                      C700 {-
- ---------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- ---------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 1020-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations
(Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively.
Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- ---------------------------------------------------------------------------------------------------------------------------
                                                                               RCON
                                                                               ----
1. Number of loans made to executive officers since the previous
     Call Report date. . . . . . . . . . . . . . . . . . . . . . . . . .       3561               NONE    a.
2. Total dollar amount of above loans (in thousands of dollars)  . . . .       3562                  0    b.
3. Range of interest charged on above loans (example:
     9 3/4% = 9.75)  . . . . . . . . . . . . . . . . . . . . . . . . . .  7701/7702      0.00% to 0.00%   c.



- ---------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:                    DATE (Month, Day, Year):


_______________________________________________________________________      ______________________________________________
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED: (TEXT 8903)      AREA CODE/PHONE NUMBER: (TEXT 8904)

WILLIAM G. SCHMIDT, AVP                                                                 (315) 442-1866
- ---------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (9-94)